As filed with the Securities and Exchange Commission on February 28, 2008
                     Registration Nos. 033-53598; 811-07292

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           [X]
         Pre-Effective Amendment No.         __

         Post-Effective Amendment No.        21

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940   [X]
         Amendment No.                       20

                        (Check appropriate box or boxes)

                    NORTH AMERICAN GOVERNMENT BOND FUND, INC.
               (Exact Name of Registrant as Specified in Charter)

                         40 West 57th Street, 18th Floor
                            New York, New York 10019
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, including Area Code: (212) 446-5600

                                 R. Alan Medaugh
                         40 West 57th Street, 18th Floor
                               New York, NY 10019

                                   Copies to:
                               Edward J. Veilleux
                           EJV Financial Services LLC
                               5 Brook Farm Court
                              Hunt Valley, MD 21030
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

/ /   immediately upon filing pursuant to paragraph (b)
/X/   on March 1, 2008 pursuant to paragraph (b)
/ /   60 days after filing pursuant to paragraph (a) (1)
/ /   on (date) pursuant to paragraph (a) (1)
/ /   75 days after filing pursuant to paragraph (a) (2)
/ /   on (date) pursuant to paragraph (a) (2) of Rule 485(b)

If appropriate, check the following box:

/ / This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

--------------------------------------------------------------------------------
ISI   International
      Strategy &
      Investment
--------------------------------------------------------------------------------

                               ISI NORTH AMERICAN
                              GOVERNMENT BOND FUND
                               CLASS A SHARES AND
                                 CLASS C SHARES


         A mutual fund with the investment objective of a high level of current income, consistent with prudent investment risk, by investing primarily in a portfolio consisting of fixed-income securities issued or guaranteed by the governments of the
                        United States, Canada and Mexico.

                                  MARCH 1, 2008

                                                                      PROSPECTUS

ISI NORTH AMERICAN GOVERNMENT BOND FUND
CLASS A SHARES AND CLASS C SHARES

40 West 57th Street, 18th Floor
New York, New York 10019
For information call (800) 955-7175

      This mutual fund (the "Fund") is designed to provide a high level of current income, consistent with prudent investment risk. Under normal circumstances, the Fund will invest at least 80% of its net assets in a portfolio of fixed-income securities issued or guaranteed by the governments of the United States, Canada and Mexico.

      This prospectus contains important information about ISI North American Government Bond Fund Class A Shares ("Class A Shares") and ISI North American Government Bond Fund Class C Shares ("Class C Shares") (collectively, "Shares") of the Fund. The Fund offers Class A Shares and Class C Shares through any securities dealer authorized to sell Fund shares ("Securities Dealer") and any financial institution that acts as a shareholder servicing agent on behalf of the Fund ("Fund Servicing Agent"). You may also buy Class A Shares and Class C Shares through the Fund's transfer agent ("Transfer Agent"). (See the section entitled "How to Buy Shares.")

TABLE OF CONTENTS                                                           PAGE
                                                                            ----
Investment Summary.........................................................    3
Fees and Expenses of the Fund..............................................    7
Investment Program.........................................................    8
The Fund's Net Asset Value.................................................   10
How to Buy Shares..........................................................   11
How to Redeem Shares.......................................................   13
Telephone Transactions.....................................................   14
Transactions Through Third Parties.........................................   15
Sales Charges..............................................................   15
Dividends and Taxes........................................................   18
Investment Advisor.........................................................   19
Other Service Providers....................................................   20
Financial Highlights.......................................................   21
Application................................................................  A-1


               THE SECURITIES AND EXCHANGE COMMISSION HAS NEITHER
              APPROVED NOR DISAPPROVED THESE SECURITIES NOR HAS IT
                PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY
              REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                  The date of this Prospectus is March 1, 2008.

--------------------------------------------------------------------------------
INVESTMENT SUMMARY
--------------------------------------------------------------------------------

OBJECTIVE AND STRATEGIES

      The Fund is designed to provide a high level of current income, consistent with prudent investment risk. Under normal circumstances, the Fund will invest at least 80% of its net assets in a portfolio of bonds issued or guaranteed by the governments of the U.S., Canada and Mexico. The Fund will not change this policy unless it notifies shareholders at least 60 days in advance. For purposes of this policy, "net assets" includes any borrowing for investment purposes.

      The Fund's investment advisor (the "Advisor") actively allocates investments among the U.S., Canada and Mexico. The Advisor will base this allocation on its analyses of market conditions, relative yields, and changes in economic and political conditions in the respective countries. In addition, the Advisor will consider its own expectations regarding interest rate changes and changes in exchange rates among U.S., Canadian and Mexican currencies.

      The Advisor will select bonds of varying maturities depending on its assessment of the relative yields available on securities of different maturities and its expectations of future changes in interest rates. It is expected that the Fund will have an average maturity of approximately ten years during periods of stable interest rates, but the Advisor may shorten or lengthen the Fund's average maturity based on its forecasts for interest rates.

      The Fund will invest primarily in investment grade bonds. The Fund also may invest some of its assets in high quality bonds issued by U.S. corporations or international organizations such as the World Bank and the Asian Development Bank.

RISK PROFILE

      The Fund may be suited for you if you are willing to accept the increased risks of investing in Mexican and Canadian government securities, in addition to the risks of investing in U.S. Government securities, in the hope of achieving a high level of current income and diversifying your investment portfolio.

      The value of an investment in the Fund will vary from day-to-day based on changes in the prices of the securities in the Fund's portfolio. These prices will respond to economic and market factors, especially interest rates.

      INTEREST RATE RISK. The value of the Shares can be expected to increase during periods of falling interest rates and decrease during periods of rising interest rates.

      MATURITY AND CREDIT RISK. The magnitude of increases and decreases in the value of the Shares in response to changes in interest rates will generally be larger if the Fund holds securities with longer maturities or if the Fund holds lower quality securities.

      FOREIGN RISK. Investing in foreign countries may entail different risks than investing in the United States. The prices of foreign securities may be affected by news or events unique to a country or region. Foreign securities markets may have unique risks such as price volatility, high trading costs, difficulties in settlement, limits on foreign ownership and less stringent accounting, reporting and disclosure requirements than those in the United States.

      FOREIGN CURRENCY RISK. Since some of the Fund's investments are denominated in foreign currencies, any change in the value of those currencies in relation to the U.S. dollar will result in a corresponding increase or decrease in the value of the Fund's investments.

      STYLE AND NON-DIVERSIFICATION RISK. There can be no assurances that the Advisor's economic analyses will accurately predict interest rate or currency changes or that portfolio strategies based on such analyses will be effective. In addition, the Fund is non-diversified and may invest in securities of a relatively limited number of issuers. As a result, the performance of one or a small number of portfolio holdings can affect overall performance more than if the Fund were diversified.

      AGENCY RISK. The Fund may invest in obligations of agencies or instrumentalities of the U.S. Government ("Agency securities"). Agency securities include obligations of the Government National Mortgage Association ("Ginnie Mae"), Federal National Mortgage Association ("Fannie Mae"), Federal Home Loan Mortgage Corporation ("Freddie Mac"), and similar entities. Unlike U.S. Government securities, Agency securities may or may not be backed by the full faith and credit of the U.S. Government. Agency securities issued by Ginnie Mae are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Agency securities issued by Fannie Mae and Freddie Mac, however, are not backed by the full faith and credit of the U.S. Government, and are supported only by the credit of the agency or instrumentality itself.

      FREQUENT TRADING RISK. The Fund may engage in frequent trading of securities to achieve its objectives. This strategy may result in high turnover rates which may increase the Fund's transaction costs and may result in the distribution to shareholders of additional gains for tax purposes.

      If you invest in the Fund, you could lose money. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

FUND PERFORMANCE

      The following bar chart and performance table show the performance of the Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. The bar chart and performance table provide a historical record and do not necessarily indicate how the Fund will perform in the future.

      The following bar chart shows the performance of Class A Shares. The returns of Class C Shares are lower than those of Class A Shares because Class C Shares have higher expenses.

                          FOR YEARS ENDED DECEMBER 31,*

  1998    1999    2000    2001    2002    2003    2004    2005    2006    2007
  ----    ----    ----    ----    ----    ----    ----    ----    ----    ----
  8.44%   -1.62%  14.08%  6.86%   8.87%   3.41%   4.11%   6.23%   3.21%   8.56%
--------------------------------------------------------------------------------
* The bar chart does not reflect sales charges or the effect of taxes on distributions. If it did, returns would be less than those shown.

      During the periods shown in the bar chart, the highest return for a quarter was 6.39% (quarter ended September 30, 2002) and the lowest return for a quarter was -4.30% (quarter ended June 30, 2004).

AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2007)

      The following table compares the Class A Shares' and Class C Shares' average annual total return before taxes for the periods ended December 31, 2007 to the Lehman Brothers Intermediate Treasury Index. The table also compares the Class A Shares' average annual total return after taxes on distributions and average annual total return after taxes on distributions and sale of Fund Shares for the periods ended December 31, 2007 to the index. After-tax returns for Class C Shares will vary from the returns of Class A Shares. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. After-tax returns are calculated using the highest historic individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to you if you hold your Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                                                                       SINCE
                                     1 YEAR    5 YEARS   10 YEARS   INCEPTION(1)
                                     -------   -------   --------   ------------
CLASS A SHARES
   RETURN BEFORE TAXES(2)             5.26%     4.44%      5.82%       5.88%
CLASS A SHARES RETURN AFTER
   TAXES ON DISTRIBUTIONS(2),(3)      3.53%     2.80%      3.27%       3.01%
CLASS A SHARES RETURN AFTER
   TAXES ON DISTRIBUTIONS
   AND SALE OF FUND SHARES(2),(4)     3.36%     2.83%      3.36%       3.15%
CLASS C SHARES
   RETURN BEFORE TAXES(2)             6.87%      N/A        N/A        3.64%
-----------------------------------------------------------------------------
LEHMAN BROTHERS INTERMEDIATE
    TREASURY INDEX(5)                 8.83%     3.57%      5.41%       5.64%

--------------------------

(1) Class A Shares' inception date is January 15, 1993. Class C Shares' inception date is May 16, 2003.
(2) These figures assume the reinvestment of dividends and capital gains distributions and include the impact of the maximum sales charges.
(3) Return After Taxes on Distributions assumes that the investor held Shares throughout the period and was taxed on distributions during the period.
(4) Return After Taxes on Distributions and Sale of Fund Shares assumes that the investor sold Shares at the end of the period and was taxed on both the distributions paid during the period and the capital gains realized from the sale of the Shares.
(5) The Lehman Brothers Intermediate Treasury Index is an unmanaged index reflecting the performance of U.S. Treasury securities in the intermediate-term Treasury sector. The index does not factor in the costs of buying, selling and holding securities - costs that are reflected in the Fund's results. The average annual total returns for this index do not reflect deductions for fees, expenses or taxes.

--------------------------------------------------------------------------------
FEES AND EXPENSES OF THE FUND
--------------------------------------------------------------------------------

      This table describes the fees and expenses that you may pay if you buy and hold Shares.

                                                           CLASS A     CLASS C
                                                           SHARES      SHARES
                                                           -------     -------
SHAREHOLDER TRANSACTION EXPENSES
(fees paid directly from your investment):

Maximum Sales Charge (Load) Imposed on Purchases
   (as a percentage of offering price).................    3.00%        None
Maximum Deferred Sales Charge (Load)
   (as a percentage of the lower of the
   net asset value at purchase or sale)................     None        1.00%(1)
Maximum Sales Charge (Load) Imposed
   on Reinvested Dividends ............................     None        None
Redemption Fee ........................................     None        None
Exchange Fee ..........................................     None        None


ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets):

Management Fees .......................................    0.40%       0.40%
Distribution and/or Service (12b-1) Fees ..............    0.40%       1.00%
Other Expenses ........................................    0.31%       0.34%
    ...................................................   ------      ------
Total Annual Fund Operating Expenses...................    1.11%       1.74%
                                                          ======      ======
--------------------------
(1) A sales charge is imposed if you sell Class C Shares within the first year of your purchase. (See the section entitled "Sales Charges.")

EXAMPLE:

      This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

      The Example assumes that you invest $10,000 in Class A Shares or Class C Shares for the time periods indicated (paying the maximum sales charge with respect to Class A Shares) and then redeem all of your Shares at the end of those periods (paying the relevant contingent deferred sales charge for Class C Shares). The Example also assumes that your investment has a 5% return each year and that the Fund's Total Annual Operating Expenses remain the same and that distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                    1 YEAR     3 YEARS    5 YEARS    10 YEARS
                                    ------     -------    -------    --------
CLASS A SHARES                       $410        $642       $893      $1,611
CLASS C SHARES                       $277        $548       $944      $2,052

      You would pay the following expenses if you did NOT redeem your shares at the end of the periods shown:

                                    1 YEAR     3 YEARS    5 YEARS    10 YEARS
                                    ------     -------    -------    --------
CLASS A SHARES                       $410        $642       $893      $1,611
CLASS C SHARES                       $177        $548       $944      $2,052

      Federal regulations require that the Example reflect the maximum sales charge. However, you may qualify for reduced sales charges or no sales charge at all (see the section entitled "Sales Charges"). If you hold Shares for a long time, the combination of the initial sales charge you paid and the recurring 12b-1 fees may exceed the maximum sales charges permitted by the Conduct Rules of the Financial Industry Regulatory Authority.


--------------------------------------------------------------------------------
INVESTMENT PROGRAM
--------------------------------------------------------------------------------

      The Fund is designed to provide a high level of current income, consistent with prudent investment risk. Under normal circumstances, the Fund seeks to achieve this goal by investing at least 80% of its net assets, at the time a security is purchased, in a portfolio of bonds issued or guaranteed by the governments of the U.S., Canada and Mexico. The Fund will not change this policy unless it notifies shareholders at least 60 days in advance. For purposes of this policy, "net assets" includes any borrowing for investment purposes. The Fund also may invest some of its assets in high quality bonds issued by U.S. corporations or international organizations such as the World Bank and the Asian Development Bank.

      The Advisor is responsible for managing the Fund's investments. (See the section entitled "Investment Advisor.") The Fund's Advisor actively allocates investments among the U.S., Canada and Mexico. The Advisor's allocation is based on its analyses of market conditions, relative yields, and changes in economic and political conditions in the respective countries. In addition, the Advisor considers its own forecasts regarding interest rate changes and changes in the exchange rates among U.S., Canadian and Mexican currencies.

      The Fund may invest up to 33% of its total assets in Canadian securities and up to 33% of its total assets in Mexican securities. Of these amounts, the Fund may invest up to 25% of its total assets in government securities of each country. It is possible that from time to time, none of the Fund's assets will be invested in either Canada or Mexico.

      The Fund may invest up to 10% of its total assets in high quality bonds issued by U.S. corporations. The Fund may also invest up to 10% of its total assets in a combination of high quality bonds issued by international organizations such as the World Bank and Asian Development Bank or bonds issued by Agency securities. Under normal circumstances, the Fund will invest primarily in investment grade bonds.

      The Advisor will select bonds of varying maturities depending on its assessment of the relative yields available on securities of different maturities and its expectations of future changes in interest rates. It is expected that during periods of stable interest rates, the Fund's portfolio will have an average maturity of ten years. The Advisor may shorten the Fund's average maturity to less than ten years when it believes that interest rates are increasing. During periods of declining interest rates, it is expected that the Fund's portfolio will have an average maturity of over ten years.

      An investment in the Fund involves risk. The primary risk is interest rate risk. The value of the Fund's Shares can be expected to increase during periods of falling interest rates and decrease during periods of rising interest rates. The magnitude of these fluctuations will generally be larger if the Fund holds securities with longer maturities or if the Fund holds lower quality securities.

      Investing in Canadian and Mexican government securities may have different risks than investing in U.S. government securities. An investment in Canada or Mexico may be affected by developments unique to those countries. These developments may not affect the U.S. economy or the prices of U.S. government securities in the same manner. Investments in bonds issued by international organizations and in Agency securities also pose additional, different risks than investing in U.S. government securities. The value of bonds issued by international organizations may be affected by adverse international political and economic developments that may not impact the value of U.S. government securities. Unlike U.S. government securities, Agency securities are not backed by the full faith and credit of the U.S. Government and are subject to greater credit risk.

      Some of the Fund's investments may be denominated in Canadian dollars, Mexican pesos or other currencies. As a result, since the Fund values its securities in U.S. dollars, the Fund may be affected by changes in the value of these currencies relative to the U.S. dollar.

      There can be no assurances that the Advisor's economic analyses will accurately predict interest rate or currency changes or that portfolio strategies based on such analyses will be effective. In addition, the Fund is non-diversified. This means that it may invest in securities of a relatively limited number of issuers. Thus, the performance of one or a small number of portfolio holdings can affect overall performance more than if the Fund was diversified. The Fund may engage in frequent trading of securities to achieve its investment objectives. Higher portfolio turnover may cause the Fund to incur additional transaction costs and may result in the distribution to shareholders of additional gains for tax purposes. There can be no guarantee that the Fund will achieve its investment objective.

      To reduce the Fund's risk under adverse market conditions, the Advisor may, for temporary defensive purposes, invest up to 100% of the Fund's assets in repurchase agreements with respect to U.S., Canadian and Mexican government securities and high quality commercial paper. While engaged in a temporary defensive strategy, the Fund may not achieve its investment objective. The Advisor would follow such a strategy only if it believed that the risk of loss in pursuing the Fund's primary investment strategies outweighed the opportunity for gain.

--------------------------------------------------------------------------------
THE FUND'S NET ASSET VALUE
--------------------------------------------------------------------------------

      The price you pay when you buy Shares or receive when you redeem Shares of each Class is based on the individual Class' net asset value per share. When you buy Shares, the price you pay may be increased by a sales charge. See the section entitled "Sales Charges" for details on how and when this charge may or may not be imposed.

      The net asset value per share of each Class of the Fund is determined as of the close of regular trading on the New York Stock Exchange on each day the Exchange is open for business. While regular trading ordinarily closes at 4:00 p.m. (Eastern Time), it could be earlier, particularly on the day before a holiday. Contact the Fund's Transfer Agent to determine whether the Fund will close early before a particular holiday. The net asset value per share of each Class is calculated by subtracting the Class' liabilities from its assets and dividing the result by the number of the outstanding Shares of the Class. Since the Fund invests in securities that may trade in foreign markets on days other than a Fund business day, the value of the Fund's portfolio may change on days that shareholders will not be able to purchase or redeem Shares.

      In valuing its assets, the Fund prices its investments at their market value. The Fund may value securities at fair value pursuant to procedures adopted by the Fund's Board of Directors if market quotations are not readily available or are unreliable due to, among other things, the occurrence of events after the close of the markets on which the Fund's securities primarily trade but before the time as of which the Fund calculates its net asset value per share. The Fund may invest in foreign securities and foreign securities are more likely to require a fair value determination than domestic securities because circumstances may arise between the close of the market on which the securities trade and the time as of which the Fund values its portfolio securities, which may affect the value of such securities.

      You may buy or redeem Shares on any day the New York Stock Exchange is open for business (a "Business Day"). If your order is received by the Fund or its agents in proper form before the close of the Business Day, the price you pay or receive will be based on that day's net asset value per share. If your order is received after the close of the Business Day, the price you pay or receive will be based on the next Business Day's net asset value per share. The proceeds of a redemption would be subject to any applicable contingent deferred sales charges. See the section entitled "Sales Charges" for details on how and when this charge may or may not be imposed.

      The following sections describe how to buy and redeem Shares.

--------------------------------------------------------------------------------
HOW TO BUY SHARES
--------------------------------------------------------------------------------

      You may buy Shares through your Securities Dealer or through any Fund Servicing Agent. You may also buy Shares by sending your check (along with a completed Application Form) directly to the Fund. The Application Form, which includes instructions, is included within this Prospectus.

      The Fund reserves the right to refuse any purchase (including exchange) request, particularly those requests that could adversely affect the Fund or its operations. This includes, but is not limited to, requests from any individual or group that the Fund, in its sole discretion, believes to be involved in frequent trading.

CUSTOMER IDENTIFICATION AND VERIFICATION

      To help the government fight the funding of terrorism and money laundering activities, federal law requires financial institutions to obtain, verify, and record information that identifies each person who opens an account.

      When you open an account with the Fund, you will be asked to provide your name, address, date of birth, and other information or documents that will allow the Fund to identify you. If you do not supply the required information, the Fund will attempt to contact you or, if applicable, your broker. If the Fund cannot obtain the required information within a time frame established in its sole discretion, your application will be rejected.

      Once it is in proper form and includes all required information, your application will normally be accepted and your order will be processed at the net asset value next calculated. The Fund will then attempt to verify your identity using the information you supply and other information about you that is available from third parties, including information available in public and private databases such as consumer reports from credit reporting agencies. In certain instances, the Fund is required to collect documents to fulfill its legal obligations. Such documents will be used solely to verify your identity and the Fund has no obligation to observe, monitor or enforce the terms of any such document.

      The Fund will try to verify your identity within a time frame established in its sole discretion. If the Fund cannot do so, it reserves the right to close your account, redeem your Shares at the net asset value next calculated after the Fund decides to close your account, and send you a check for the proceeds. If you paid for your purchase with a check, the Fund will not send you a check for the proceeds of the redemption until it has verified that your check has cleared. You may experience either a gain or loss on such redemption of your Shares and will be subject to any related taxes.

      The Fund may reject your application under its Anti-Money Laundering Program. Under this program, it is possible that your money may not be returned to you if your account is closed at the request of governmental or law enforcement authorities.

LIMITATIONS ON FREQUENT PURCHASES AND REDEMPTIONS

      The Fund's Board of Directors has adopted policies and procedures with respect to frequent purchases and redemptions of Fund Shares. It is the Fund's policy to discourage short-term trading. Frequent trading in the Fund may interfere with management of the Fund's portfolio and result in increased costs. As money is moved in and out, the Fund may incur expenses buying and selling portfolio securities and these expenses are borne by Fund shareholders.

      Specifically, focus is placed on reviewing substantial redemptions, which may be harmful to the Fund or its shareholders if they are frequent. These transactions are analyzed for offsetting purchase activity occurring within a certain period. If short-term trading trends are detected, an appropriate course of action is taken. The Fund reserves the right to restrict, reject, or cancel, without any prior notice, any purchase or exchange order, including transactions representing frequent trading, transactions that may be disruptive to the management of the Fund's portfolio, and purchase orders not accompanied by payment.

      Because the Fund receives purchase and sale orders through financial intermediaries that use omnibus or retirement accounts, the Fund cannot always detect frequent purchases and redemptions. As a consequence, the Fund's ability to monitor and discourage abusive trading practices in such accounts may be limited.


INVESTMENT MINIMUMS

      Your initial investment must be at least $5,000 unless you are investing in an individual retirement account (IRA), qualified retirement plan or within a wrap-fee account managed by your Securities Dealer or Fund Servicing Agent. Your initial investment may be as low as $1,000 if you are investing in an individual retirement account (IRA), qualified retirement plan or within a wrap-fee account managed by your Securities Dealer or Fund Servicing Agent. Subsequent investments must be at least $250 unless you are a current participant in the Automatic Investment Plan.


AUTOMATIC INVESTMENT PLAN

      The Automatic Investment Plan is closed to new participants.  If you are a
current   participant  in  the  Automatic   Investment   Plan,  your  subsequent
investments may be as low as $100.

DIVIDEND REINVESTMENT PLAN

      Unless you elect otherwise, all income and capital gains distributions will be reinvested in additional Shares at net asset value. You may elect to receive your distributions in cash or to have your distributions invested in shares of other funds managed by the Advisor (each an "ISI Fund"). To make either of these elections or to terminate automatic reinvestment, complete the appropriate section of the Application Form or notify the Transfer Agent, your Securities Dealer or your Fund Servicing Agent at least five days before the date on which the next dividend or distribution will be paid.

--------------------------------------------------------------------------------
HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

      You may redeem all or part of your investment through your Securities Dealer or Fund Servicing Agent. Contact them for details on how to enter your order and for information as to how you will be paid. If you have an account with the Fund that is in your name, you may also redeem Shares by contacting the Transfer Agent by mail or, if you are redeeming less than $50,000, by telephone. See the section entitled "Telephone Transactions" for more information on this method of redemption. Under normal circumstances, the Transfer Agent will mail your redemption check within seven days after it receives your order in proper form. If the Fund has not yet collected payment for Shares you are selling, it may delay sending redemption proceeds until it receives payment, which may take up to 15 calendar days.

      Your Securities Dealer, your Fund Servicing Agent or the Transfer Agent may require specific documents, such as those listed below, before they redeem your Shares.

1) A letter of instruction specifying your account number and the number of Shares or dollar amount you wish to redeem. The letter must be signed by all owners of the Shares exactly as their names appear on the account.


2) In certain circumstances, a guarantee of your signature. These circumstances include: a change in ownership of your account; a change in your address within the past 30 days; a request to mail a check to an owner, bank account or address other than that stated on your Application Form; or a redemption request of $50,000 or more. Your signature guarantee must be obtained from a bank or Securities Dealer that participates in the STAMP Medallion program. Your signature can not be guaranteed by a notary.


3) Any stock certificates representing the Shares you are redeeming. The certificates must be either properly endorsed or accompanied by a duly executed stock power.

4) Any additional documents that may be required if your account is in the name of a corporation, partnership, trust or fiduciary.

OTHER REDEMPTION INFORMATION


      Any dividends payable on Shares you redeem will be paid on the next dividend payable date. If you have redeemed all of your Shares by that time, the dividend will be paid to you in cash, whether or not that is the payment option you have selected. Redemption proceeds may not be available until your check has cleared or up to 15 days, whichever is earlier.

      SMALL ACCOUNTS If you redeem sufficient Shares to reduce your investment to $1,000 or less, the Fund has the power to redeem your remaining Shares after giving you 60 days' notice.

      REDEMPTIONS IN KIND The Fund reserves the right to pay redemption proceeds in portfolio securities rather than cash. These redemptions "in kind" usually occur when the amount to be redeemed is large enough to affect the Fund's operations (for example, if it represents more than 1% of the Fund's assets).

      SYSTEMATIC WITHDRAWAL PLAN If you own Shares having a value of at least $10,000, you may arrange to have some of your Shares redeemed monthly or quarterly under the Fund's Systematic Withdrawal Plan. Each redemption under this plan involves all the tax and sales charge implications normally associated with Fund redemptions. Contact your Securities Dealer, your Fund Servicing Agent or the Transfer Agent for information on this plan.

--------------------------------------------------------------------------------
TELEPHONE TRANSACTIONS
--------------------------------------------------------------------------------


      If your Shares are in an account with the Transfer Agent, you may redeem them in any amount up to $50,000 or exchange them for Shares in another ISI Fund by calling the Transfer Agent on any Business Day between the hours of 8:30 a.m. and 5:30 p.m. (Eastern Time). You are automatically entitled to telephone transaction privileges unless you specifically request that no telephone redemptions or exchanges be accepted for your account. You may make this election when you complete the Application Form or at any time thereafter by completing and returning documentation supplied by the Transfer Agent.


      The Fund and the Transfer Agent will employ reasonable procedures to confirm that telephoned instructions are genuine. These procedures include requiring you to provide certain personal identification information when you open your account and before you effect each telephone transaction. You may be required to provide additional written instructions. If these procedures are employed, neither the Fund nor the Transfer Agent will bear any liability for following telephone instructions that it reasonably believes to be genuine. Your telephone transaction request will be recorded.

      During periods of significant economic or market volatility, you may experience difficulty in contacting the Transfer Agent by telephone. In such event, you should make your request by mail. If you hold your Shares in certificate form, you may not exchange or redeem them by telephone.

--------------------------------------------------------------------------------
TRANSACTIONS THROUGH THIRD PARTIES
--------------------------------------------------------------------------------

      If you invest through your Securities Dealer or Fund Servicing Agent, the policies and fees (other than sales charges) charged by that institution may be different than those of the Fund. These financial institutions may charge transaction fees and may set different minimum investments or limitations on buying or selling Shares. These institutions may also provide you with certain shareholder services such as periodic account statements and trade confirmations summarizing your investment activity. Consult a representative of your financial institution for more information.


      The Advisor or its affiliates may enter into arrangements with a Securities Dealer or Fund Servicing Agent under which the Advisor, at its own expense, will pay the financial institution a fee for providing distribution related services and/or for performing certain administrative servicing functions (such as sub-transfer agency, record-keeping or shareholder communication services) for the benefit of Fund shareholders. The Fund may also directly compensate a Securities Dealer or Fund Servicing Agent (if approved by the Board) for providing administrative servicing functions for the benefit of Fund shareholders. Payments by the Distributor, the Advisor or an affiliate out of its or their own resources that create an incentive for these financial institutions to sell Shares of the Fund and/or to promote retention of customer assets in the Fund are sometimes referred to as "revenue sharing" (see the Fund's Statement of Additional Information ("SAI") for additional details).


--------------------------------------------------------------------------------
SALES CHARGES
--------------------------------------------------------------------------------

CLASS A SHARES

    The price you pay to buy Class A Shares is the offering price, which is calculated by adding any applicable sales charges to the net asset value per share. The amount of any sales charge included in your purchase price will be according to the following schedule:

                                     SALES CHARGE AS % OF
                                      -------------------
                                                   NET
                                     OFFERING     AMOUNT
AMOUNT OF PURCHASE                     PRICE     INVESTED
------------------                   --------    --------
Less than    $  100,000 ............   3.00%       3.09%
$  100,000 - $  249,999 ............   2.50%       2.56%
$  250,000 - $  499,999 ............   2.00%       2.04%
$  500,000 - $  999,999 ............   1.50%       1.52%
$1,000,000 - $1,999,999 ............   0.75%       0.76%
$2,000,000 - $2,999,999 ............   0.50%       0.50%
$3,000,000 - and over ..............   None        None

      The sales charge you pay on a purchase of Class A Shares may be reduced under the circumstances listed below. Certain restrictions may apply for Class A Shares purchased through a special offer.

      You may qualify for a reduced initial sales charge on purchases of Class A Shares under rights of accumulation or letters of intent. The transaction processing procedures maintained by certain financial institutions through which you can purchase Shares may restrict the universe of Accounts (defined below) considered for purposes of calculating a reduced sales charge under rights of accumulation or letters of intent. For example, the processing procedures of a financial institution may limit accounts to those that share the same tax identification number or mailing address and that are maintained only with that financial institution. The Fund permits financial institutions to identify account assets that qualify for a reduced sales charge under rights of accumulation or letters of intent.

      RIGHTS OF ACCUMULATION. If you are purchasing additional Class A Shares of this Fund or ISI Shares of Total Return U.S. Treasury Fund, Inc, ISI Shares of Managed Municipal Fund, Inc., or ISI Shares of ISI Strategy Fund, Inc., you may combine the value of your purchases with the value of your existing investments and those of your spouse and your children under the age of 21 (collectively, "Accounts") to determine whether you qualify for a reduced sales charge. You must be able to provide sufficient information to verify that you qualify for this right of accumulation. For instance, you must be able to provide the Fund with your account number(s) and, if applicable, the account numbers for your spouse and/or children (and provide the children's ages) and the following additional information, as applicable, regarding these Accounts:

1) Information or records regarding shares of the Fund and other ISI Funds held in all Accounts in your name at the Transfer Agent.

2) Information or records regarding shares of the Fund and other ISI Funds held in all Accounts in your name at another financial intermediary.

3) Information or records regarding shares of the Fund and other ISI Funds held in all Accounts in the name of your spouse or children at the Transfer Agent or another financial intermediary.


      TO BE ENTITLED TO A REDUCED SALES CHARGE BASED ON SHARES ALREADY OWNED, YOU MUST ASK FOR THE REDUCTION AT THE TIME OF PURCHASE. The Fund may amend or terminate this right of accumulation at any time.


      LETTER OF INTENT. If you anticipate making additional purchases of Class A Shares over the next 13 months, you may combine the value of your current purchase with the value of your anticipated purchases to determine whether you qualify for a reduced sales charge. You will be required to sign a letter of intent specifying the total value of your anticipated purchases and to initially purchase at least 5% of the total. When you make each purchase during the period, you will pay the sales charge applicable to their combined value. If, at the end of the 13-month period, the total value of your purchases is less than the amount you indicated, you will be required to pay the difference between the sales charges you paid and the sales charges applicable to the amount you actually did purchase. Some of the Shares you own will be redeemed to pay this difference.

      PURCHASES AT NET ASSET VALUE. You may buy Class A Shares without paying a sales charge under the following circumstances:

1) If you are reinvesting some or all of the proceeds of a redemption of Class A Shares made within the last six months, provided that the amount you are reinvesting is at least $5,000.

2) If you are exchanging an investment in another ISI Fund for an investment in the Fund (see the section entitled "Purchases by Exchange" for a description of the conditions).

3) If you are a current or retired Director of this or any other ISI Fund, or an employee or a member of the immediate family of an employee of any of the following or their respective affiliates: the Advisor, the Fund's administrator, or a broker-dealer authorized to sell Class A Shares.

4) If you purchase Class A Shares in a fiduciary or advisory account with a bank, bank trust department, registered investment advisor, financial planner or Securities Dealer purchasing Class A Shares on your behalf. To qualify for this provision you must be paying an account management fee for the fiduciary or advisory services. You may be charged an additional fee by your Securities Dealer or Fund Servicing Agent if you buy Class A Shares in this manner.


      Sales charge information regarding the Fund is available on the Fund's website at www.isifunds.com. Additional information about sales charges is in the Fund's SAI.


      PURCHASES BY EXCHANGE. You may exchange ISI shares of Total Return U.S. Treasury Fund, Inc., ISI shares of Managed Municipal Fund, Inc. or ISI shares of ISI Strategy Fund, Inc. for an equal dollar amount of Class A Shares without payment of the sales charges described above or any other charge. You may enter both your redemption and purchase orders on the same Business Day or, if you have already redeemed the shares of the other fund, you may enter your purchase order within six months of the redemption provided the amount of the purchase order is at least $5,000. The Fund may modify or terminate these offers of exchange upon 60 days' notice.

      You may request an exchange through your Securities Dealer or Fund Servicing Agent. Contact them for details on how to enter your order. If your Shares are in an account with the Fund's Transfer Agent, you may also request an exchange directly through the Transfer Agent by mail or by telephone.

      REDEMPTION PRICE. The price you receive when you redeem Class A Shares will be the net asset value per share.

CLASS C SHARES

      OFFERING PRICE. The price you pay to buy Class C Shares is the Class C Shares net asset value per share.

      REDEMPTION PRICE/CONTINGENT DEFERRED SALES CHARGES ("CDSC"). If you redeem your Class C Shares a year or more after your purchase, the price you receive will be the net asset value per share. If you redeem your Class C Shares within the first year after your purchase, you will pay a CDSC equal to 1.00% of the lower of : (1) the net asset value of the shares at the time of purchase, or (2) the net asset value of the Class C Shares next calculated after the Fund receives your redemption request.

      The sales charge does not apply to Class C Shares you purchase through reinvestment of dividends or distributions. Accordingly, you never pay a deferred sales charge on any increase in your reinvestment above the initial offering price.

      The  sales  charge   generally   will  be  waived   under  the   following
circumstances:

o If the Fund redeems your Class C Shares because your account balance is too low;

o     If your Class C Shares are redeemed following your death or disability;

o If you are redeeming Class C Shares to effect a distribution (other than a lump sum distribution) from a qualified retirement plan under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code") or a plan operating consistent with Section 403(b) of the Code in connection with a loan, hardship withdrawal, or excess contribution or because of your death, disability, retirement, or change of employment; and

o If you are redeeming Class C Shares to effect a required distribution from an IRA or other retirement plan upon your reaching the age of 70 1/2.

      Class C Shares not subject to a CDSC will always be redeemed first. In computing the CDSC, the length of time you owned the Class C Shares will be measured from the date of the original purchase.

DISTRIBUTION AND SHAREHOLDER SERVICE PLAN


      The Fund has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940 that allows the Fund to pay your Securities Dealer or Fund Servicing Agent distribution and other fees for the sale its Shares and for shareholder services. Class A Shares pay an annual distribution/shareholder service fee equal to 0.40% of the Class' average daily net assets. Class C Shares pay an annual distribution/shareholder service fee equal to 1.00% of the Class' average daily net assets, of which up to 0.75% is a distribution fee and up to 0.25% is a shareholder service fee. Because these fees are paid out of net assets on an on-going basis, they will, over time, increase the cost of your investment and may cost you more than paying other types of sales charges.


--------------------------------------------------------------------------------
DIVIDENDS AND TAXES
--------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS

      The Fund's policy is to distribute to shareholders substantially all of its taxable net investment income in the form of monthly dividends and to distribute taxable net capital gains at least annually. To the extent that the Fund's net investment income and short-term capital gains are less than the approved fixed dividend rate, some of the dividends may be paid from long-term capital gains or as a return of shareholder capital.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

      The following summary is based on current tax laws, which may change.

      The Fund expects that its distributions will primarily consist of ordinary income and capital gains. The Fund will distribute substantially all of its net investment income and net realized capital gains at least annually. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation, whether or not you reinvest them. Income and short-term capital gains distributions are generally taxable at ordinary income tax rates. Long-term capital gains distributions are generally taxable at the rates applicable to long-term capital gains regardless of how long you have owned your Shares. Each sale, exchange or redemption of the Shares is generally a taxable event. For tax purposes, an exchange of Shares for shares of a different ISI Fund is the same as a sale.

      More information about taxes is in the SAI. Please contact your tax advisor regarding your specific questions about federal, state and local income taxes.

--------------------------------------------------------------------------------
INVESTMENT ADVISOR
--------------------------------------------------------------------------------

      International Strategy & Investment Inc. is the Fund's investment advisor. The Advisor is also the investment advisor to ISI Strategy Fund, Inc., Managed Municipal Fund, Inc. and Total Return U.S. Treasury Fund, Inc. These funds, together with the Fund, had approximately $427 million in net assets as of October 31, 2007.

      As compensation for its services for the fiscal year ended October 31, 2007, the Advisor received from the Fund a fee equal to 0.40% of the Fund's average daily net assets. The Advisor has contractually agreed to waive or reduce its advisory fee and reimburse expenses, if necessary, so that Class C Shares' Total Annual Operating Expenses do not exceed 1.85% of average daily net assets. This agreement will continue until at least February 28, 2009 and may be extended.

      The continuation of the Investment Advisory Agreement with the Advisor was most recently approved by the Fund's Board of Directors on September 20, 2007. A discussion summarizing the basis on which the Board of Directors approved the continuation of the Agreement is included in the Fund's annual report for the year ended October 31, 2007.

PORTFOLIO MANAGERS

      The Fund's portfolio managers are Edward S. Hyman and R. Alan Medaugh, who
have  shared  portfolio  management   responsibility  for  the  Fund  since  its
inception. Mr. Hyman and Mr. Medaugh founded the Advisor in 1991.

      Mr. Hyman, Economic Advisor of the Fund and Chairman of the Advisor, is responsible for developing the forecasts and economic analyses upon which the selection of investments in the Fund's portfolio is based (see the section entitled "Investment Program"). Before joining the Advisor, Mr. Hyman was a vice chairman and member of the Board of C.J. Lawrence Inc. and, prior to that, an economic consultant at Data Resources. He writes a variety of international and domestic economic research reports that follow trends that may determine the direction of interest rates. These international and domestic reports are sent to the Advisor's private institutional clients in the United States and overseas. The periodical INSTITUTIONAL INVESTOR, which rates analysts and economists on an annual basis, has rated Mr. Hyman as a "first team" economist, which is its highest rating, in each of the last 28 years.

      Mr. Medaugh, President and a Director of the Fund and President of the Advisor, is responsible for day-to-day management of the Fund's portfolio. Before joining the Advisor, Mr. Medaugh was Managing Director of C.J. Lawrence Fixed Income Management and, prior to that, Senior Vice President and bond portfolio manager at Fiduciary Trust International. While at Fiduciary Trust International, Mr. Medaugh led its Fixed-Income Department, which managed $5 billion of international fixed-income portfolios for institutional clients. Mr. Medaugh also had prior experience as a bond portfolio manager at both Putnam Management Company and Fidelity Management and Research.

      The Fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of Shares.

--------------------------------------------------------------------------------
OTHER SERVICE PROVIDERS
--------------------------------------------------------------------------------


      Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Cincinnati,  Ohio, is the
Fund's   administrator,   transfer  and  dividend  disbursing  agent,  and  fund
accountant.

      The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois, is the Fund's custodian.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

      The financial highlights tables are intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the years ended October 31, 2007 and 2006 has been audited by Briggs, Bunting & Dougherty, LLP, whose report, along with the Fund's financial statements, is included in the October 31, 2007 annual report, which is available upon request. Information for years ended prior to October 31, 2006 was audited by other independent accountants.

CLASS A SHARES

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR

                                                             YEARS ENDED OCTOBER 31,
                                     ----------------------------------------------------------------------
                                        2007           2006           2005           2004           2003
-----------------------------------------------------------------------------------------------------------
Net asset value at
   beginning of year ............    $     7.41     $     7.34     $     7.41     $     7.73     $     8.03
                                     ----------     ----------     ----------     ----------     ----------
INCOME FROM
INVESTMENT OPERATIONS:
   Net investment income ........          0.26(a)        0.25(a)        0.26(a)        0.24(a)        0.25
   Net realized and unrealized
      gains on investments
      and foreign currencies.. ..          0.22           0.18           0.06           0.03           0.07
                                     ----------     ----------     ----------     ----------     ----------
Total from investment operations           0.48           0.43           0.32           0.27           0.32
                                     ----------     ----------     ----------     ----------     ----------
LESS DISTRIBUTIONS:
   Dividends from net
      investment income .........         (0.35)         (0.30)         (0.31)         (0.16)         (0.29)
   Distributions from net
      realized gains ............            --          (0.01)         (0.03)         (0.08)         (0.33)
   Distributions from
      return of capital .........         (0.01)         (0.05)         (0.05)         (0.35)            --
                                     ----------     ----------     ----------     ----------     ----------
Total distributions .............         (0.36)         (0.36)         (0.39)         (0.59)         (0.62)
                                     ----------     ----------     ----------     ----------     ----------

Net asset value at end of year ..    $     7.53     $     7.41     $     7.34     $     7.41     $     7.73
                                     ==========     ==========     ==========     ==========     ==========

TOTAL RETURN(b) .................         6.71%          6.04%          4.39%          3.62%          4.14%
                                     ==========     ==========     ==========     ==========     ==========

Net assets at end of year (000's)    $  131,748     $  146,854     $  177,101     $  204,266     $  267,756
                                     ==========     ==========     ==========     ==========     ==========
Ratio of expenses to
   average net assets ...........         1.11%          1.06%(c)       1.04%          1.05%          1.09%

Ratio of net investment income
   to average net assets ........         3.54%          3.47%(c)       3.55%          3.22%          3.03%

Portfolio turnover rate .........           49%            53%            66%            47%           152%
-----------------------------------------------------------------------------------------------------------

(a)   Calculated using the average shares outstanding for the year.

(b) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c) The ratios of expense and net investment income to average net assets were unaffected by the waiver of distribution fees during the fiscal year ended October 31, 2006.

CLASS C SHARES

SELECTED  PER SHARE  DATA AND  RATIOS FOR A SHARE  OUTSTANDING  THROUGHOUT  EACH
PERIOD

                                                                                                     MAY 16,
                                                                                                     2003 (a)
                                                       YEARS ENDED OCTOBER 31,                       THROUGH
                                       ------------------------------------------------------      OCTOBER 31,
                                          2007           2006           2005           2004           2003
-------------------------------------------------------------------------------------------------------------
Net asset value at
  beginning of period .............    $     7.40     $     7.33     $     7.40     $     7.72     $     8.20
                                       ----------     ----------     ----------     ----------     ----------
INCOME (LOSS) FROM
INVESTMENT OPERATIONS:
  Net investment income ...........          0.21(b)        0.21(b)        0.21(b)        0.19(b)        0.17
  Net realized and unrealized
    gains (losses) on investments
    and foreign currencies ........          0.22           0.17           0.06           0.02          (0.38)
                                       ----------     ----------     ----------     ----------     ----------
Total from investment operations ..          0.43           0.38           0.27           0.21          (0.21)
                                       ----------     ----------     ----------     ----------     ----------
LESS DISTRIBUTIONS:
  Dividends from net
    investment income .............         (0.30)         (0.25)         (0.26)         (0.14)         (0.21)
  Distributions from net
    realized gains ................            --          (0.01)         (0.03)         (0.08)         (0.06)
  Distributions from
    return of capital .............         (0.01)         (0.05)         (0.05)         (0.31)            --
                                       ----------     ----------     ----------     ----------     ----------
Total distributions ...............         (0.31)         (0.31)         (0.34)         (0.53)         (0.27)
                                       ----------     ----------     ----------     ----------     ----------

Net asset value at end of period ..    $     7.52     $     7.40     $     7.33     $     7.40     $     7.72
                                       ==========     ==========     ==========     ==========     ==========

TOTAL RETURN(c) ...................         6.03%          5.35%          3.73%          2.91%    (2.62)%(d)
                                       ==========     ==========     ==========     ==========     ==========

Net assets at end of period (000's)    $   16,848     $   15,579     $   15,944     $   18,616     $   13,565
                                       ==========     ==========     ==========     ==========     ==========
Ratio of net expenses
  to average net assets ...........         1.74%          1.72%          1.69%          1.77%          1.85%(e)(f)

Ratio of net investment income
   to average net assets ..........         2.93%          2.81%          2.89%          2.50%          3.32%(e)

Portfolio turnover rate ...........           49%            53%            66%            47%           152%(d)

(a)   Commencement of operations.

(b)   Calculated using the average shares outstanding for the year.

(c) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)   Not annualized.

(e)   Annualized.

(f) Absent fee waivers by the investment advisor, the annualized ratio of expenses to average net assets would have been 2.12% for the year ended October 31, 2003.

                 ISI NORTH AMERICAN GOVERNMENT BOND FUND SHARES
                            NEW ACCOUNT APPLICATION

--------------------------------------------------------------------------------
IMPORTANT INFORMATION FOR OPENING YOUR ACCOUNT
--------------------------------------------------------------------------------

To help the government fight the funding of terrorism and money laundering activities, Federal law requires financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means for you: When you open an account, we will ask for your name, address, date of birth, social security number and other information or documents that will allow us to identify you. This information is subject to verification.

By signing and submitting this application, you give the ISI North American Government Bond Fund (the "Fund") and its agents permission to collect information about you from third parties, including information available in public and private databases such as consumer reports from credit reporting agencies, which will be used to help verify your identity.

If you do not provide the information, we may not be able to open your account. If we open your account but are unable to verify your identity, we reserve the right to take such other steps as we deem reasonable, including closing your account and redeeming your investment at the net asset value next calculated after the Fund decides to close your account. Please see the Fund's Statement of Additional Information for further information.

--------------------------------------------------------------------------------
Make check payable to "ISI North American Government Bond Fund Class A Shares" or "ISI North American Government Bond Fund Class C Shares" and mail with this Application to:

ISI Mutual Funds                           or For Overnight Delivery to:
c/o Ultimus Fund Solutions, LLC            ISI Mutual Funds
P.O. Box 46707                             c/o Ultimus Fund Solutions, LLC
Cincinnati, Ohio 45246-0707                225 Pictoria Drive, Suite 450
                                           Cincinnati, Ohio 45246

             FOR ASSISTANCE IN COMPLETING THIS FORM, PLEASE CALL THE
                        TRANSFER AGENT AT (800) 882-8585.
          TO OPEN AN IRA ACCOUNT, CALL ISI AT (800) 955-7175 TO REQUEST
                                 AN APPLICATION.

YOUR ACCOUNT REGISTRATION (PLEASE PRINT)
--------------------------------------------------------------------------------
INDIVIDUAL OR JOINT TENANT
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
First Name                   Initial                 Last Name


--------------------------------------------------------------------------------
Social Security Number                               Birth Date


--------------------------------------------------------------------------------
* Joint Tenant               Initial                 Last Name


--------------------------------------------------------------------------------
Social Security Number                               Birth Date

Please indicate the Share Class in which you wish to invest:

      |_| Class A Shares             |_| Class CShares

--------------------------------------------------------------------------------
CORPORATIONS, TRUSTS, PARTNERSHIPS, ETC.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
* Name of Corporation - if a publicly-traded corporation, also provide symbol. (Certified articles of incorporation, a government-issued business license or other document that reflects the existence of the entity must be attached. Enclose a corporate resolution which identifies individuals authorized to conduct transactions on this account.)


--------------------------------------------------------------------------------
* Name of Partnership (a copy of the Partnership Agreement must be attached or a certificate from a government authority stating the identity and existence of the partnership).


--------------------------------------------------------------------------------
* Name of Trust - Including corporate pension plans (Please include first and signature pages of the Trust Agreement.)


--------------------------------------------------------------------------------
Tax ID Number                                        Date of Trust Instrument


--------------------------------------------------------------------------------
Name of Trustees, Partner, or Authorized Trader


--------------------------------------------------------------------------------
Social Security Number                               Birth Date

* Attach a separate list for additional investors, trustees, authorized traders, and general partners of a partnership, including full name, social security number, home street address, and date of birth.


--------------------------------------------------------------------------------
Existing Account No., if any

--------------------------------------------------------------------------------
GIFT TO MINORS
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Custodian's Name (only one allowed by law)           Custodian's Date of Birth


--------------------------------------------------------------------------------
Social Security Number of Custodian


--------------------------------------------------------------------------------
Minor's Name (only one)                              Minor's Date of Birth


--------------------------------------------------------------------------------
Social Security Number of Minor

under the _______________________ Uniform Transfers to Minors Act
            State of Residence

--------------------------------------------------------------------------------
MAILING/RESIDENCY ADDRESS
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Number and Street (Required)


--------------------------------------------------------------------------------
Mailing Address, if Different


--------------------------------------------------------------------------------
City                         State                   Zip


--------------------------------------------------------------------------------
Daytime Phone

Resident Aliens must have a U.S. Tax Identification Number and domestic address. For non-resident aliens, a copy of an unexpired government-issued photo ID must be included with the application.
DOCUMENTS PROVIDED IN CONNECTION WITH YOUR APPLICATION WILL BE USED SOLELY TO VERIFY YOUR IDENTITY. THE FUND WILL HAVE NO OBLIGATION TO ENFORCE OR OBSERVE THE TERMS OF ANY SUCH DOCUMENT.

--------------------------------------------------------------------------------
LETTER OF INTENT (OPTIONAL)
--------------------------------------------------------------------------------
|_| I intend to invest at least the amount indicated below in ISI North American Government Bond Fund Class A Shares. I understand that if I satisfy the conditions described in the prospectus, this Letter of Intent entitles me to the applicable level of reduced sales charges on my purchases.

   ____$100,000      ____$250,000      ____$500,000

   ____$1,000,000    ____$2,000,000    ____$3,000,000

--------------------------------------------------------------------------------
RIGHT OF ACCUMULATION (OPTIONAL)
--------------------------------------------------------------------------------
List the Account numbers of other ISI Funds that you or your immediate family already own that qualify this purchase for rights of accumulation.


--------------------------------------------------------------------------------
Fund Name                                            Account No.


--------------------------------------------------------------------------------
Owner's Name                                         Relationship


--------------------------------------------------------------------------------
Fund Name                                            Account No.


--------------------------------------------------------------------------------
Owner's Name                                         Relationship


--------------------------------------------------------------------------------
Fund Name                                            Account No.


--------------------------------------------------------------------------------
Owner's Name                                         Relationship

Call (800) 882-8585 for information about reinvesting your dividends in other funds in the ISI Family of Funds.

--------------------------------------------------------------------------------
DISTRIBUTION OPTIONS
--------------------------------------------------------------------------------
Please check appropriate boxes below. There is no sales charge for reinvested dividends. If none of the options are selected, all distributions will be reinvested.

INCOME DIVIDENDS     |_| Reinvested in additional shares   |_| Paid in Cash

CAPITAL GAINS        |_| Reinvested in additional shares   |_| Paid in Cash

--------------------------------------------------------------------------------
SYSTEMATIC WITHDRAWAL PLAN (OPTIONAL)
--------------------------------------------------------------------------------

|_|  Beginning  the month of  __________________  ,  20________ , please send me checks on a monthly or quarterly basis, as indicated below, in the amount of $______________ , from shares that I own, payable to the account registration address as shown above. (Participation requires minimum account value of $10,000.)

FREQUENCY (CHECK ONE):   |_| Monthly    |_| Quarterly
                                            (January, April, July and October)

--------------------------------------------------------------------------------
TELEPHONE TRANSACTIONS
--------------------------------------------------------------------------------
I UNDERSTAND THAT I WILL AUTOMATICALLY HAVE TELEPHONE REDEMPTION PRIVILEGES (FOR AMOUNTS UP TO $50,000) AND TELEPHONE EXCHANGE PRIVILEGES (WITH RESPECT TO OTHER ISI FUNDS) UNLESS I MARK ONE OR BOTH OF THE BOXES BELOW.

NO, I/WE DO NOT WANT: |_| Telephone redemption privileges

                      |_| Telephone exchange privileges

Redemptions effected by telephone will be mailed to the address of record. If you would prefer redemptions mailed to a pre-designated bank account, please provide the following information:


--------------------------------------------------------------------------------
Bank                         Bank Account No.


--------------------------------------------------------------------------------
Bank Account Name            Address

The Fund does not accept cash, cash equivalents (such as traveler's checks, cashier's checks, money orders, bank drafts), starter checks, credit card convenience checks, or certain third party checks.

--------------------------------------------------------------------------------
SIGNATURE AND TAXPAYER CERTIFICATIONS
--------------------------------------------------------------------------------
I am (We are) of legal age in the state of my (our) residence and wish to purchase shares of the ISI North American Government Bond Fund (the "Fund") as described in the current Prospectus (a copy of which I (we) have received).

By executing this Account Application, the undersigned represent(s) and warrant(s) that I (we) have full right, power and authority to make this investment and the undersigned is (are) duly authorized to sign this Account Application and to purchase or redeem shares of the Fund on behalf of the Investor.

Under the penalties of perjury, I certify:

|_| That I am a (we are) U. S. person (s) (including a U. S. resident alien(s)); AND

      |_|   That  the  number   shown  on  this  form  is  my   correct   social
            security/taxpayer identification number; OR

      |_| That I have not provided a social security/taxpayer identification number because I have not been issued a number, but I have applied for one or will do so in the near future. I understand that if I do not provide my number to the Fund within 60 days, the Fund will be required to begin backup withholding; AND

      |_| That I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding; OR

      |_| That I have been notified by the IRS that I am subject to backup withholding.

|_|   Non-U.S. Citizen Taxpayer:

      Indicate country of residence for tax purposes: _________________________

      Under penalties of perjury, I certify that I am not a U.S. citizen or resident and I am an exempt foreign person as defined by the IRS.

I acknowledge that I am of legal age in the state of my residence. I have received a copy of the Fund's prospectus. The IRS does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

BY MY SIGNATURE BELOW, I CERTIFY, ON MY OWN BEHALF OR ON BEHALF OF THE INVESTOR I AM AUTHORIZED TO REPRESENT, THAT:

      (1) THE INVESTOR IS NOT INVOLVED IN ANY MONEY LAUNDERING SCHEMES AND THE SOURCE OF THIS INVESTMENT IS NOT DERIVED FROM ANY UNLAWFUL ACTIVITY; AND

      (2) THE INFORMATION PROVIDED BY THE INVESTOR IN THIS APPLICATION IS TRUE AND CORRECT AND ANY DOCUMENTS PROVIDED HEREWITH ARE GENUINE.

--------------------------------------------------------------------------------
+ Signature                                          Date


--------------------------------------------------------------------------------
Signature (if joint account, both must sign)         Date

+ If your legal name has changed in the past year,  please  provide former name:
_____________________


--------------------------------------------------------------------------------
FOR DEALER USE ONLY


--------------------------------------------------------------------------------
Dealer's Name                                        Dealer Code


--------------------------------------------------------------------------------
Dealer's Address


--------------------------------------------------------------------------------
Branch Code                                          Rep. No


--------------------------------------------------------------------------------
Representative

                     ISI NORTH AMERICAN GOVERNMENT BOND FUND

                               INVESTMENT ADVISOR
                    INTERNATIONAL STRATEGY & INVESTMENT INC.
                         40 West 57th Street, 18th Floor
                               New York, NY 10019

           ADMINISTRATOR                               DISTRIBUTOR
    ULTIMUS FUND SOLUTIONS, LLC                 INTERNATIONAL STRATEGY &
   225 Pictoria Drive, Suite 450                  INVESTMENT GROUP INC.
      Cincinnati, Ohio 45246                 40 West 57th Street, 18th Floor
                                                   New York, NY 10019
                                                     (800) 955-7175

          TRANSFER AGENT                          INDEPENDENT AUDITORS
    ULTIMUS FUND SOLUTIONS, LLC             BRIGGS, BUNTING & DOUGHERTY, LLP
   225 Pictoria Drive, Suite 450               Two Penn Center, Suite 820
      Cincinnati, Ohio 45246                     Philadelphia, PA 19102

             CUSTODIAN                                FUND COUNSEL
    THE NORTHERN TRUST COMPANY                   KRAMER LEVIN NAFTALIS &
      50 South LaSalle Street                          FRANKEL LLP
         Chicago, IL 60675                     1177 Avenue of the Americas
                                                   New York, NY 10036

--------------------------------------------------------------------------------
ISI   International
      Strategy &
      Investment
--------------------------------------------------------------------------------

                               ISI NORTH AMERICAN
                              GOVERNMENT BOND FUND

                                 CLASS A SHARES
                               AND CLASS C SHARES

You may obtain the following additional information about the Fund, free of charge, from your Securities Dealer or Fund Servicing Agent, by calling (800) 955-7175, or by visiting the Fund's website at www.isifunds.com:


o A statement of additional information (SAI) about the Fund that is incorporated by reference into and is legally part of the Prospectus. A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the SAI.


o The Fund's most recent annual and semi-annual reports containing detailed financial information and, in the case of the annual report, a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

      In addition, you may review information about the Fund (including the SAI) at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. (Call (202) 551-8090 to find out about the operation of the Public Reference Room.) The EDGAR Database on the Commission's Internet site at http://www.sec.gov has reports and other information about the Fund. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102.

      For other shareholder inquiries, contact the Transfer Agent at (800) 882-8585. For Fund information, call (800) 955-7175, or your Securities Dealer or Fund Servicing Agent.

                    Investment Company Act File No. 811-7292
--------------------------------------------------------------------------------

                       STATEMENT OF ADDITIONAL INFORMATION

--------------------------------------------------------------------------------

                    NORTH AMERICAN GOVERNMENT BOND FUND, INC.

                         40 West 57th Street, 18th Floor
                            New York, New York 10019

--------------------------------------------------------------------------------

THIS STATEMENT OF ADDITIONAL INFORMATION ("SAI") IS NOT A PROSPECTUS. IT SHOULD BE READ IN CONJUNCTION WITH THE FUND'S PROSPECTUS DATED MARCH 1, 2008. THE AUDITED FINANCIAL STATEMENTS FOR THE FUND ARE INCLUDED IN THE FUND'S ANNUAL REPORT, WHICH HAS BEEN FILED ELECTRONICALLY WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS INCORPORATED BY REFERENCE INTO, AND IS LEGALLY PART OF, THIS SAI. A COPY OF THE PROSPECTUS AND THE ANNUAL REPORT MAY BE OBTAINED WITHOUT CHARGE FROM YOUR SECURITIES DEALER OR SHAREHOLDER SERVICING AGENT, OR BY WRITING OR CALLING INTERNATIONAL STRATEGY & INVESTMENT GROUP INC., 40 WEST 57th STREET, 18th FLOOR, NEW YORK, NEW YORK 10019, (800) 955-7175.

            Statement of Additional Information Dated: March 1, 2008

                                       for

                 ISI North American Government Bond Fund Shares

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
GENERAL INFORMATION AND HISTORY............................................    2
INVESTMENT OBJECTIVE AND POLICIES..........................................    2
INVESTMENT RESTRICTIONS....................................................   13
VALUATION OF SHARES AND REDEMPTIONS........................................   14
FEDERAL TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS.......................   16
MANAGEMENT OF THE FUND.....................................................   20
INVESTMENT ADVISORY AND OTHER SERVICES.....................................   25
ADMINISTRATION AND FUND ACCOUNTING SERVICES ...............................   27
DISTRIBUTION OF FUND SHARES................................................   28
DISCLOSURE OF PORTFOLIO HOLDINGS...........................................   33
BROKERAGE..................................................................   34
CAPITAL SHARES.............................................................   35
SEMI-ANNUAL REPORTS AND ANNUAL REPORTS.....................................   35
CUSTODIAN, TRANSFER AGENT AND COMPLIANCE SERVICES..........................   36
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM..............................   36
LEGAL MATTERS..............................................................   36
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES........................   36
PORTFOLIO TURNOVER.........................................................   37
FINANCIAL STATEMENTS.......................................................   37
APPENDIX A.................................................................   38

GENERAL INFORMATION AND HISTORY

      North American Government Bond Fund, Inc. (the "Fund") is an open-end, non-diversified management investment company. Under the rules and regulations of the Securities and Exchange Commission (the "SEC"), all mutual funds are required to furnish prospective investors with certain information concerning the activities of the company being considered for investment. The Fund currently offers two classes of shares: ISI North American Government Bond Fund
- Class A Shares (the "Class A Shares") and ISI North American Government Bond Fund - Class C Shares (the "Class C Shares" and, together with the Class A Shares, the "Shares").

      The Fund's Prospectus contains important information concerning the Shares and may be obtained without charge from International Strategy & Investment Group Inc., the Fund's distributor (the "Distributor"), at (800) 955-7175, or from securities dealers authorized to sell Shares (each a "Participating Dealer") that offer Shares to prospective investors. A Prospectus may also be obtained from financial institutions that are authorized to act as shareholder servicing agents (each a "Shareholder Servicing Agent"). Some of the information required to be in this Statement of Additional Information ("SAI") is also included in the Fund's current Prospectus. To avoid unnecessary repetition, references are made to related sections of the Prospectus. In addition, the Prospectus and this SAI omit certain information about the Fund and its business that is contained elsewhere in the registration statement about the Fund and its Shares filed with the SEC. Copies of the registration statement as filed may be obtained from the SEC by paying a duplicating charge or by visiting the SEC website at http://www.sec.gov.

      The Fund was incorporated under the laws of the State of Maryland on October 20, 1992. The Fund filed a registration statement with the SEC registering itself as an open-end, non-diversified management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its Shares under the Securities Act of 1933, as amended, and began operations on January 15, 1993. Prior to May 16, 2003, Class A Shares were known as "ISI North American Government Bond Fund Shares."

INVESTMENT OBJECTIVE AND POLICIES


      The Fund's investment objective is to provide a high level of current income, consistent with prudent investment risk, by investing at least 80% of its net assets in bonds issued or guaranteed by the governments of the United States, Canada and Mexico. The Fund's investment objective and its general investment policies are described in the Prospectus. Additional investment restrictions are set forth below. This SAI also describes other investment practices in which the Fund may engage.


      Except as specifically identified under "Investment Restrictions," the investment policies described in these documents are not fundamental, and the Directors may change such policies without an affirmative vote of a majority of the Fund's outstanding Shares (as defined in the section entitled "Capital Shares"). The Fund's investment objective is fundamental, however, and may not be changed without such a vote.

      The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its "net assets" in the following bonds and debentures: (i) U.S. Treasury securities, which securities are direct obligations of the United States government (see the section entitled "United States Government Securities"); and (ii) bonds or debentures issued or guaranteed by the Canadian and Mexican governments or their subdivisions, agencies or instrumentalities ("Government Securities") and denominated either in U.S. dollars or in the local foreign currency. For purposes of this policy, "net assets" includes any borrowing for investment purposes. The Fund will not change this policy unless it notifies shareholders at least 60 days in advance. The notice will be provided in a separate written document containing the following, or similar statement in boldface type: "Important Notice Regarding Change in Investment Policy." The statement will also appear on the envelope in which the notice is delivered, unless the notice is delivered separately from other communications to the shareholder. The Fund will invest no more than 25% of its total assets in Canadian government securities (see the section entitled "Canadian Government Securities") and no more than 25% of its total assets in Mexican government securities (see the section entitled "Mexican Government Securities").


      The Fund may invest in bankers' acceptances and certificates of deposit denominated or payable in the local foreign currency and issued by one of the five most highly capitalized banks in Canada or Mexico. The Fund will limit its investments in either Canadian or Mexican securities in general to 33% of its total assets.

      Under normal circumstances, the Canadian government securities held in the Fund's portfolio will be rated, at the time of purchase, Aa or higher by Moody's Investors Service ("Moody's") or AA or higher by Standard & Poor's Ratings Services ("S&P") or, if not rated by Moody's or S&P, determined to be of comparable quality by the Fund's investment advisor (the "Advisor") under criteria approved by the Fund's Board ("Comparable Quality"). Except as provided below, the Mexican government securities in which the Fund may invest will be rated, in the case of long-term securities, Baa or higher by Moody's, or BBB or higher by S&P, or comparable quality, or in the case of short-term securities, Prime-3 or higher by Moody's, A-3 or higher by S&P, or comparable quality. Where deemed appropriate by the Advisor, the Fund may invest up to 10% of its total assets (measured at the time of the investment) in Mexican government securities or in fixed-income securities issued by governments of other countries in Latin America or elsewhere (and denominated in either U.S. dollars or the local foreign currency), which securities are rated Ba by Moody's or BB by S&P, or comparable quality. If a fixed-income security held by the Fund is rated Baa or BBB, in the case of a long-term security, or Prime-3 or A-3 in the case of a short-term security, and is subsequently downgraded by a rating agency, such security will be included in the Fund's below-investment grade holdings for purposes of the foregoing 10% limit. In addition, the Fund will retain such security in its portfolio only until the Advisor determines that it is practicable to sell the security without undue market or tax consequences to the Fund. Moreover, in the event that such downgraded securities constitute 5% or more of the Fund's total assets, the Advisor will sell sufficient securities to reduce the total to below 5%.


      Although the Fund reserves the right to invest up to 20% of its total assets in fixed-income securities that are issued or guaranteed by the governments of countries located in

Latin America (other than Mexico) or other foreign countries, or any of their political subdivisions, agencies, instrumentalities and authorities, the Fund has no current intention to make such investments during the coming year. Any investment in such fixed-income securities would be rated, at the time of purchase, Baa or higher by Moody's, BBB or higher by S&P, or comparable quality except that the Fund may invest in such fixed-income securities rated at the time of purchase, Ba by Moody's or BB by S&P, or comparable quality subject to the limitation of 10% of the Fund's total assets discussed above.


      The Fund's income and, in some cases, capital gains from foreign securities may be subject to applicable taxation in certain countries in which it invests, and treaties between the U.S. and such countries may not be available in some cases to reduce the otherwise applicable tax rates. See the section entitled "Federal Tax Treatment of Dividends and Distributions."

      The Fund may also engage in certain other investment practices, including practices to protect against fluctuations in foreign currencies, which practices are described more fully in the section below entitled "Currency and Interest Rate Hedging Transactions."

UNITED STATES GOVERNMENT SECURITIES

      The Fund will invest in U.S. Treasury obligations (including Treasury bills, Treasury notes, Treasury bonds and STRIPS) that are issued by the U.S. government and backed by the full faith and credit of the United States and that differ only in their interest rates, maturities and times of issuance. STRIPS are U.S. Treasury securities that trade at a yield to maturity higher than do comparable maturity U.S. Treasury obligations. STRIPS do not pay interest currently, but are purchased at a discount and are payable in full at maturity. However, the value of STRIPS may be subject to greater market fluctuations including yield, from changing interest rates prior to maturity than the value of other U.S. Treasury securities of comparable maturities that bear interest currently.

      The Fund also will invest in obligations of agencies or instrumentalities of the U.S. Government ("Agency securities.") Agency securities include obligations of the Government National Mortgage Association ("Ginnie Mae"), Federal National Mortgage Association ("Fannie Mae"), Federal Home Loan Mortgage Corporation ("Freddie Mac"), and similar entities. Unlike U.S. government securities, Agency securities may or may not be backed by the full faith and credit of the U.S. government. Agency securities issued by Ginnie Mae are backed by the full faith and credit of the U.S. government, which means that the U.S. government guarantees that the interest and principal will be paid when due. Agency securities issued by Fannie Mae and Freddie Mac, however, are not backed by the full faith and credit of the U.S. government, and are supported only by the credit of the agency or instrumentality itself. The Fund will limit its investment in Agency securities, together with its investment in bonds issued by international organizations (described below), to 10% of the Fund's total assets.

CANADIAN GOVERNMENT SECURITIES

      Canadian Government securities include securities issued or guaranteed by the Government of Canada, any of its provinces or by their respective political subdivisions, agencies and instrumentalities.

      Canadian government securities in which the Fund may invest include government of Canada bonds and government of Canada Treasury bills. The Bank of Canada, acting on behalf of the Canadian federal government, is responsible for the distribution of Treasury bills and federal bond issues. Government of Canada Treasury bills are debt obligations with maturities of less than one year. Government of Canada issues of bonds frequently consist of several different bonds with various maturity dates representing different segments of the yield curve with maturities ranging from one to 30 years.

      All Canadian provinces have outstanding bond issues and several provinces also guarantee bond issues of provincial authorities, agencies and provincial Crown corporations. Each new issue yield is based upon a spread from an outstanding government of Canada issue of comparable term and coupon. Spreads in the marketplace are determined by various factors, including the relative supply and the rating assigned by the rating agencies. Most provinces also issue treasury bills.

      Many municipalities and municipal financial authorities in Canada raise funds through the bond market in order to finance capital expenditures. Unlike U.S. municipal securities, which have special tax status, Canadian municipal securities have the same tax status as other Canadian government securities and trade similarly to such securities. The Canadian municipal market may be less liquid than the provincial bond market.

MEXICAN GOVERNMENT SECURITIES

      Mexican government securities in which the Fund may invest include those securities that are issued or guaranteed in full by the Mexican federal government or its instrumentalities.

      Government of Mexico securities denominated and payable in the Mexican peso include: (i) Certificados de la Tesoreria ("Cetes"), book-entry securities sold directly by the Mexican government on a discount basis and with maturities ranging from seven to 364 days; (ii) Bondes, long-term development bonds with a minimum term of 364 days issued directly by the Mexican government; and
(iii)Unidades de inversion ("Udibonos"), securities issued by the Mexican government that pay a fixed rate of interest over inflation every 182 days.

      The Fund may also invest up to 10% of its assets in dollar-denominated, collateralized "Brady Bonds," which are securities created through the exchange of existing commercial bank loans to the Mexican government for new bonds under a debt restructuring plan introduced in 1989 by then-U.S. Secretary of the Treasury, Nicholas Brady. The Brady Bonds in which the Fund may invest may be fixed rate or floating rate bonds that are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds, and on which the first 18 months of interest coupon payments are collateralized by funds (cash or securities) held in escrow by an agent for the bondholders.

CORPORATE BONDS

      The Fund may invest up to 10% of its total assets in high quality bonds issued by U.S. corporations rated, at the time of purchase, Aa or higher by Moody's, AA or higher by S&P or of comparable quality. The market value of the Fund's corporate bonds will change in response to interest rate changes and other factors, including changes in general economic conditions and other specific developments that adversely impact the issuer of a bond.

BONDS ISSUED BY INTERNATIONAL ORGANIZATIONS

      Bonds issued by international organizations are designated or supported by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the InterAmerican Development Bank, the European Investment Bank, the Asian Development Bank and similar entities. Bonds issued by international organizations may be denominated in currencies other than the U.S. dollar. The Fund will invest only in bonds rated, at the time of purchase, Aa or higher by Moody's, AA or higher by S&P or of comparable quality. The Fund will limit its investment in such bonds, together with Agency securities (described above), to 10% of the Fund's total assets.

BELOW-INVESTMENT GRADE BONDS

      The Fund may purchase bonds including debentures, that are rated BB by S&P or Ba by Moody's, or that are unrated by S&P or Moody's if such bonds, in the judgment of the Advisor, meet the quality criteria established by the Board. These bonds are generally known as "junk bonds." These securities may trade at substantial discounts from their face values. Appendix A to this SAI sets forth a description of the S&P and Moody's rating categories, which indicate the rating agency's opinion as to the probability of timely payment of interest and principal. Generally, securities which are rated lower than BBB by S&P or Baa by Moody's are described as below investment grade. Securities rated lower than investment grade are of a predominately speculative character and their future cannot be considered well-assured. The issuer's ability to make timely payments of principal and interest may be subject to material contingencies. Securities in the lowest rating categories may be unable to make timely interest or principal payments and may be in default and in arrears in interest and principal payments.

      Ratings of S&P and Moody's represent their opinions of the quality of bonds and other debt securities they undertake to rate at the time of issuance. However, ratings are not absolute standards of quality and may not reflect changes in an issuer's creditworthiness. Accordingly, the Advisor does not rely exclusively on ratings issued by S&P or Moody's in selecting portfolio securities but supplements such ratings with independent and ongoing review of credit quality. In addition, the total return the Fund may earn from investments in high yield securities will be significantly affected not only by credit quality, but by fluctuations in the markets in which such securities are traded. Accordingly, selection and supervision by the Advisor of investments in lower rated securities involves continuous analysis of individual issuers, general business conditions, activities in the high yield bond market and other factors. The analysis of issuers may include, among other things, historic and current financial conditions, strength of management, responsiveness to business conditions, credit standing and current and anticipated results of operations. Analysis of general business conditions and other factors may include anticipated changes in economic activity in interest rates, the availability of new investment opportunities and the economic outlook for specific industries.

      Investing in higher yield, high risk, lower rated bonds entails substantially greater risk than investing in investment grade bonds, including not only credit risk, but potentially greater market volatility and lower liquidity. Yields and market values of high yield bonds will fluctuate over time, reflecting not only changing interest rates but also the bond market's perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, lower rated bonds may decline in value due to heightened concern over credit quality, regardless of prevailing interest rates. In addition, in adverse economic conditions, the liquidity of the secondary market for junk bonds may be significantly reduced, and there may be significant disparities in the prices quoted for high yield bonds by various dealers. In addition, adverse economic developments could disrupt the high yield market, affecting both price and liquidity, and could also affect the ability of issuers to repay principal and interest, thereby leading to a default rate higher than has been the case historically.

      In adverse economic conditions, the liquidity of the secondary market for high yield bonds may be significantly reduced. Even under normal conditions, the market for high yield bonds may be less liquid than the market for investment grade corporate bonds. There are fewer securities dealers in the high yield market and purchasers of high yield bonds are concentrated among a smaller group of securities dealers and institutional investors. In periods of reduced market liquidity, the market for high yield bonds may become more volatile and there may be significant disparities in the prices quoted for high yield securities by various dealers. Under conditions of increased volatility and reduced liquidity, it would become more difficult for the Fund to value its portfolio securities accurately because there might be less reliable, objective data available.

      Finally, prices for high yield bonds may be affected by legislative and regulatory developments. In addition, from time to time, Congress has considered legislation to restrict or eliminate the corporate tax deduction for interest payments or to regulate corporate restructuring such as takeovers, mergers or leveraged buy outs. Such legislation may significantly depress the prices of outstanding high yield bonds.

REPURCHASE AGREEMENTS

      The Fund may agree to purchase U.S. Treasury securities, Canadian Treasury securities or Mexican Treasury securities from financial institutions, such as banks and broker-dealers, subject to the seller's agreement to repurchase the securities at an established time and price. Repurchase agreements related to Canadian Treasury securities and Mexican Treasury securities will be of a duration of no more than one business day. Repurchase agreements related to U.S. Treasury securities will be of a duration of no more than seven days from the date of purchase. The collateral for such repurchase agreements will be held by the Fund's custodian or a duly appointed sub-custodian. The Fund will enter into repurchase agreements only with banks and broker-dealers that have been determined to be creditworthy by the Fund's Board under criteria established with the assistance of the Advisor. The seller, under a repurchase agreement, would be required to maintain the value of the securities subject to the repurchase agreement at not less than the repurchase price. The Fund does not bear the risk of a decline in value of the underlying securities unless the seller defaults under its repurchase obligation. Default by the seller would, however, expose the Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligation. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, the Fund may be delayed or limited in its ability to sell the collateral. There are several additional risks related to repurchase agreements with respect to treasury securities issued by foreign governments. First, although the Fund will only enter into repurchase agreements collateralized by Canadian or Mexican Treasury securities that initially have a value at least equal to the repurchase price, under certain circumstances, it might be possible that the value of the collateral being held with respect to any such repurchase agreement would be reduced to such an extent that the agreement would be under collateralized. Second, in the event of default or bankruptcy of the selling institution, enforcement of the Fund's rights would be subject to additional difficulties and delays due to legal considerations of the applicable foreign country. The Fund may invest in repurchase agreements with respect to U.S. Treasury securities, Canadian Treasury securities and Mexican Treasury securities and in commercial paper rated Prime-1 by Moody's, A-1 by S&P or of comparable quality as determined by the Advisor.

CURRENCY AND INTEREST RATE HEDGING TRANSACTIONS

      To hedge against adverse price movements in the currencies underlying the Fund's securities (as well as the denominated currencies of the securities it might wish to purchase), the Fund may engage in transactions in forward foreign currency contracts, options on currencies, and futures contracts and options on futures contracts on currencies. The Fund will not engage in any such transactions in excess of the value of the securities denominated or payable in the foreign currency which are then held in the Fund's portfolio.

      FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. A forward foreign currency exchange contract ("forward contract") involves an obligation to purchase or sell a currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. The Fund may enter into forward contracts as a hedge against fluctuations in future foreign exchange rates.

      Currently, only a limited market exists for hedging transactions relating to the Mexican peso. This may limit the Fund's ability to effectively hedge its investments in Mexico. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also limit the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.

      The Fund will enter into forward contracts under various circumstances. When the Fund enters into a contract for the purchase or sale of a security denominated in either the Canadian dollar or Mexican peso ("foreign currency"), it may, for example, desire to "lock in" the price of the security in U.S. dollars, Canadian dollars or Mexican pesos. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in the underlying security transactions, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated during the period between the date on which the security is purchased or sold and the date on which payment is made or received.

      In addition, the Fund may enter into forward contracts with respect to currencies in which certain of its portfolio securities are denominated and on which options have been written. (See the section below entitled "Futures Contracts and Options.")

      If the currency in which the Fund's portfolio securities (or portfolio securities that the Fund anticipates purchasing) are denominated rises in value with respect to the currency which is being purchased (or sold), then the Fund will have realized fewer gains than had the Fund not entered into the forward contracts. Moreover, the precise matching of the forward contract amounts and the value of the securities involved will not generally be possible, because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The Fund is not required to enter into such transactions with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Advisor. The Fund generally will not enter into a forward contract with a term of greater than one year, although it may enter into forward contracts for periods of up to five years. The Fund may be limited in its ability to enter into hedging transactions involving forward contracts by requirements in the Internal Revenue Code of 1986, as amended (the "Code") relating to qualification as a regulated investment company. (See the section entitled "Federal Tax Treatment of Dividends and Distributions.")

      FUTURES CONTRACTS AND OPTIONS. The Fund may purchase and sell futures contracts on debt securities and indices of debt securities (i.e., interest rate futures contracts) as a hedge against or to minimize adverse principal fluctuations resulting from anticipated interest rate changes. The Fund may also purchase and sell currency futures contracts as a hedge to protect against anticipated changes in currency rates or as an efficient means to adjust its exposure to the currency market. The Fund may also write (sell) covered call options on futures contracts, purchase put and call options on futures contracts and may enter into closing transactions with respect to such options on futures contracts purchased or sold. The Fund may purchase and sell futures contracts that are currently traded, or may in the future be traded, on U.S. and foreign commodity exchanges on such underlying fixed-income securities as U.S. Treasury bonds, notes, and bills and/or any Canadian or Mexican currencies ("currency" futures) and on such indexes of U.S. or foreign fixed-income securities as may exist or come into being, such as the Moody's Investment Grade Corporate Bond Index ("index" futures). As a futures contract purchaser, the Fund incurs an obligation to take delivery of a specified amount of the currency underlying the contract at a specified time in the future for a specified price. As a seller of a futures contract, the Fund incurs an obligation to deliver the specified amount of the underlying currency at a specified time in return for an agreed upon price.

      When the Fund purchases a futures contract, or writes a put option or purchases a call option thereon, an amount of cash and liquid assets will be deposited in a segregated account with the Fund's custodian so that the segregated amount, plus the amount of initial margin deposits held in the account of its broker, equals the market value of the futures contract, thereby ensuring that the use of the futures contract is unleveraged. The Fund will not enter into futures contracts for speculation and will only enter into futures contracts that are traded on a recognized futures exchange. The Fund will not enter into futures contracts or options thereon if immediately thereafter the sum of the amounts of initial margin deposits on the Fund's open futures contracts and premiums paid for unexpired options on futures contracts, excluding "bona fide hedging" transactions, would exceed 5% of the value of the Fund's total assets; provided, however, that in the case of an option that is "in-the-money," the amount may be excluded in calculating the 5% limitation.

      The Fund may purchase and write call and put options on futures contracts which are traded on an exchange and enter into closing transactions with respect to such options to terminate an existing position.

      While the futures contracts and options transactions to be engaged in by the Fund for the purpose of hedging the Fund's portfolio securities are not speculative in nature, there are risks inherent in the use of such instruments. One such risk is that the Advisor could be incorrect in its expectations as to the direction or extent of various interest rate or price movements or the time span within which the movements take place. For example, if the Fund sold futures contracts for the sale of securities in anticipation of an increase in interest rates, and then interest rates went down instead, causing bond prices to rise, the Fund would lose money on the sale.

      Another risk which will arise in employing futures contracts to protect against the price volatility of portfolio securities is that the prices of securities, currencies and indexes subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the U.S. dollar cash prices of the Fund's portfolio securities and their denominated currencies.

      Other risks include, but are not limited to the following: no assurance that futures contracts transactions can be offset at favorable prices; possible reduction of the Fund's income due to the use of hedging; possible reduction in value of both the security or currency hedged and the hedging instrument; possible lack of liquidity due to daily limits on price fluctuations; imperfect correlation between the contract and the security or currency being hedged; failure to qualify as a regulated investment company under Subchapter M of the Code and potential losses in excess of the amount initially invested in futures contracts themselves. If the expectations of the Advisor regarding movements in securities prices, interest rates or exchange rates are incorrect, the Fund might have experienced better investment results without hedging. The use of futures contracts and options on futures contracts requires special skills in addition to those needed to select portfolio securities.

PURCHASE OF WHEN-ISSUED SECURITIES

      From time to time, in the ordinary course of business, the Fund may purchase securities, at their current market value on a forward commitment or "when issued" basis. When such transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment will take place after the date of the commitment. The Fund will establish a segregated account with its custodian consisting of cash, cash equivalents or U.S. Treasury securities, or other high quality liquid debt securities equal at all times to its when-issued commitments. Additional cash or liquid debt securities will be added to the account when necessary. While the Fund purchases securities on a forward commitment or "when issued" basis only with the intention of acquiring the securities, the Fund may sell the securities before the settlement date. The securities so purchased or sold are subject to market fluctuation and no interest accrues to the purchaser during this period. At the time of delivery of the securities, their value may be more or less than the purchase or sale price.

LENDING OF PORTFOLIO SECURITIES

      Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided that such loans are at all times secured by cash or money market instruments, which are maintained in a segregated account pursuant to applicable regulations and that are at least equal to the market value, determined daily, of the loaned securities. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. In determining whether to lend securities to a particular borrower, the Advisor (subject to review by the Fund's Board) will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Fund any income earned thereon and the Fund may invest any cash collateral in portfolio securities, thereby earning additional income. The Fund will not lend portfolio securities in excess of 20% of the value of its total assets. The Board will monitor the Fund's lending of portfolio securities.

ADDITIONAL RISK FACTORS

      SPECIAL RISKS OF CANADIAN AND MEXICAN TREASURY SECURITIES. The Canadian government debt securities market is significantly smaller than the U.S. debt securities market. Although continued growth is anticipated, it is less well developed and less liquid than its U.S. counterpart. Recently, Canadian real economic growth has picked up after several years of marginal performance. A return to marginal growth could affect the Advisor's determination of the appropriate allocation of the Fund's investments within Canada and among the United States, Canada and Mexico.

      The Mexican government has exercised and continues to exercise a significant influence over many aspects of the private sector in Mexico. Mexican government actions concerning the economy could have a significant effect on market conditions and prices and yields of Mexican Government securities. The value of the Fund's portfolio investments may be affected by changes in oil prices, interest rates, taxation and other political or economic developments in Mexico, including recent political and social problems and rates of inflation that have exceeded the rates of inflation in the U.S. and Canada. The Fund can provide no assurance that future developments in the Mexican economy, in Mexican government policy or in the political landscape will not impair its investment flexibility, operations or ability to achieve its investment objective. Moreover, recent events in Latin America have shown that economic, financial and political events in one country of the region can negatively influence the economic, financial and political conditions of another country of the region.

      CURRENCY RISKS. A change in the value of a foreign currency relative to the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Fund's assets denominated in that currency. Accordingly, the value of the assets of the Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. In addition, the Fund may incur costs in connection with conversions between various currencies. In an attempt to protect against uncertainty in the level of future foreign exchange rates, the Fund is authorized to and may occasionally use forward foreign currency exchange contracts and futures contracts and may purchase and write (sell) options on foreign currencies. The Fund may use such forward contracts and options when, for example, it enters into a contract for the purchase or sale of a security denominated in a foreign currency, and the Fund desires to "lock in" the U.S. dollar price of the security. Also, when the Advisor believes that the currency of a particular foreign country may suffer a substantial movement against the U.S. dollar, the Fund may enter into forward contracts and options approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency.

      RISK OF INTERNATIONAL INVESTING. Investments in foreign securities will occasion risks relating to political and economic developments abroad, including the possibility of expropriations or confiscatory taxation, limitations on the use or transfer of Fund assets and any effects of foreign social, economic or political instability. Foreign securities are not subject to the regulatory requirements applicable to U.S. securities and, therefore, there may be less publicly available information about such securities. Moreover, foreign securities are not subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. securities.

      Securities of foreign issuers, including foreign governments, may be less liquid than comparable securities of U.S. issuers and, therefore, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. Brokerage commissions, dealer concessions and other transaction costs may be higher on foreign markets, including markets for foreign government securities, than in the United States. In addition, differences in clearance and settlement procedures on foreign markets may occasion delays in settlements of Fund trades effected in such markets. Inability to dispose of portfolio securities due to settlement delays could result in losses to the Fund due to subsequent declines in value of such securities and the inability of the Fund to make intended security purchases due to settlement problems could result in a failure of the Fund to make potentially advantageous investments.

      NON-DIVERSIFIED STATUS. The Fund is classified as a non-diversified investment company under the 1940 Act, and as such is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer. However, the Fund intends to conduct its operations so as to qualify as a "regulated investment company" under Subchapter M of the Code. (See the section below entitled "Federal Tax Treatment of Dividends and Distributions--Qualification as a Regulated Investment Company.")

      BONDS ISSUED BY INTERNATIONAL ORGANIZATIONS. Securities issued or guaranteed by foreign governments, their political subdivisions, agencies and instrumentalities are not treated like U.S. government securities for purposes of the diversification tests, but instead are subject to these tests in the same manner as the securities of non-governmental issuers. In this regard, securities issued or guaranteed by a foreign government, its political subdivisions, agencies or instrumentalities may in certain circumstances not be treated as issued by a single issuer for purposes of these diversification tests. Thus, in order to meet the diversification tests and thereby maintain its status as a regulated investment company, the Fund may be required to diversify its portfolio of Canadian government securities and Mexican government securities in a manner which would not be necessary if the Fund limited its investments to U.S. government securities.

INVESTMENT RESTRICTIONS

      The Fund's investment program is subject to a number of investment restrictions which reflect self-imposed standards as well as federal regulatory limitations. The investment restrictions recited below are in addition to those described in the Fund's Prospectus and are matters of fundamental policy and may not be changed without the affirmative vote of a majority of the outstanding Shares. The percentage limitations contained in these restrictions apply at the time of purchase of securities. Accordingly, the Fund will not:

1. Borrow money except as a temporary measure for extraordinary or emergency purposes and then only from banks and in an amount not exceeding 10% of the value of the total assets of the Fund at the time of such borrowing, provided that, while borrowings by the Fund equaling 5% or more of the Fund's total assets are outstanding, the Fund will not purchase securities for investment;

2. With respect to 50% of its net assets, invest more than 5% of its total assets in the securities of any single issuer (the U.S. government and its agencies and instrumentalities are not considered an issuer for this purpose);

3. With respect to 50% of its net assets, invest in the securities of any single issuer if, as a result, the Fund would hold more than 10% of the voting securities of such issuer (the U.S. government and its agencies and instrumentalities are not considered an issuer for this purpose);

4. Invest 25% or more of the value of its total assets in securities of issuers in any one industry (for these purposes, the U.S. government, its agencies and instrumentalities are not considered an industry);

5.    Invest in real estate or mortgages on real estate;

6. Purchase or sell commodities or commodities contracts or futures contracts, except that the Fund may enter into forward foreign currency exchange contracts, futures contracts and options in accordance with its investment objective and policies;

7. Act as an underwriter of securities within the meaning of the federal securities laws;

8. Issue senior securities, except that the Fund may enter into forward foreign currency contracts and futures contracts in accordance with its investment objective and policies;

9. Make loans, except that the Fund may purchase or hold debt instruments and may lend its portfolio securities and enter into repurchase agreements in accordance with its investment objective and policies;

10.   Effect short sales of securities;

11. Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions);

12. Purchase participations or other interests in oil, gas or other mineral exploration or development programs;

13. Purchase any securities of unseasoned issuers which have been in operation directly or through predecessors for less than three years;

14. Invest in shares of any other investment company registered under the 1940 Act;

15. Purchase or retain the securities of any issuer, if to the knowledge of the Fund, any officer or Director of the Fund or its Advisor owns beneficially more than 5% of the outstanding securities of such issuer and together they own beneficially more than 5% of the securities of such issuer;

16.   Invest in companies for the purpose of exercising management or control;

17. Invest in puts or calls, or any combination thereof, except that the Fund may enter into options, forward foreign currency contracts and futures contracts, in accordance with its investment objective and policies; or

18. Purchase warrants, if by reason of such purchase more than 5% of its net assets (taken at market value) will be invested in warrants, valued at the lower of cost or market. Included within this amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants which are not listed on the New York or American Stock Exchange. For the purpose of the foregoing calculations, warrants acquired by the Fund in units or attached to securities will be deemed to be without value and therefore not included within the preceding limitations.

      The following investment restriction may be changed by a vote of the majority of the Fund's Board of Directors (the "Board"). The Fund will not:

1. Invest more than 10% of the value of its net assets in illiquid securities.

VALUATION OF SHARES AND REDEMPTIONS

VALUATION OF SHARES

      The net asset value per Share is determined daily as of the close of the New York Stock Exchange ("NYSE") each day on which the NYSE is open for business if there is sufficient trading in Fund portfolio securities to affect net asset value materially, but may not be determined on days during which no Shares are tendered for redemption and the Fund receives no orders to sell Shares. The NYSE is open for business on all weekdays except for the following holidays (or the days on which they are observed): New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

      The Fund or its agents may enter into agreements that allow a third party, as agent for the Fund, to accept orders from its customers up until the Fund's close of business. So long as a third party receives an order prior to the Fund's close of business, the order is deemed to have been received by the Fund and, accordingly, may receive the net asset value computed at the close of business that day. These "late day" agreements are intended to permit investors placing orders with third parties to place orders up to the same time as other investors.

REDEMPTIONS

      The Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the NYSE is restricted by applicable rules and regulations of the SEC; (b) the NYSE is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC so that valuation of the net assets of the Fund is not reasonably practicable.

      Under normal circumstances, the Fund will redeem Shares in cash as described in the Prospectus. However, if the Board determines that it would be in the best interests of the remaining shareholders of the Fund to make payment of the redemption price in whole or in part by a distribution in kind of readily marketable securities from the portfolio of the Fund in lieu of cash, in conformity with applicable rules of the SEC, the Fund will make such distributions in kind. If Shares are redeemed in kind, the redeeming shareholder will incur brokerage costs in later converting the assets into cash. The method of valuing portfolio securities is described above under "Valuation of Shares" and such valuation will be made as of the same time the redemption price is determined.

      The Fund has elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which the Fund is obligated to redeem Shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder.

ANTI-MONEY LAUNDERING PROGRAM

      Customer identification and verification are part of the Fund's overall obligation to deter money laundering under federal law. The Fund has adopted an Anti-Money Laundering Compliance Program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right, to the extent permitted by law, to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

FEDERAL TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS

      The following is only a summary of certain additional federal income tax considerations generally affecting the Fund and its shareholders that are not described in the Fund's prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Fund's prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult with their tax advisors with specific reference to their own tax situation, including their state and local tax liabilities.

      The following general discussion of certain federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

QUALIFICATION AS A REGULATED INVESTMENT COMPANY

      The Fund intends to qualify and elects to be treated as a "regulated investment company" ("RIC") as defined under Subchapter M of the Code. Accordingly, the Fund must, among other things, (a) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and certain other related income, including, generally, certain gains from options, futures and forward contracts; and (b) diversify its holdings so that, at the end of each fiscal quarter of the Fund's taxable year, (i) at least 50% of the market value of the Fund's total assets is represented by cash and cash items, United States Government securities, securities of other RICs, and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund's total assets or 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than United States Government securities or securities of other RICs) of any one issuer or two or more issuers that the Fund controls and which are engaged in the same, similar, or related trades or business.

      For purposes of the 90% gross income requirement described above, foreign currency gains that are not directly related to the Fund's principal business of investing in stock or securities (or options or futures with respect to stock or securities) may be excluded from income that qualifies under the 90% requirement.

      In addition to the requirements described above, in order to qualify as a RIC, the Fund must distribute at least 90% of its net investment income (that generally includes dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses less operating expenses, but determined without regard to the deduction for dividends paid) and at least 90% of its net tax-exempt interest income, for each tax year, if any, to its shareholders (the "Distribution Requirement"). If the Fund meets all of the RIC requirements, it will not be subject to federal income tax on any of its net investment income or capital gains that it distributes to shareholders.

      The Fund may make investments in securities that bear "original issue discount" or "acquisition discount" (collectively, "OID Securities"). The holder of such securities is deemed to have received interest income even though no cash payments have been received. Accordingly, OID Securities may not produce sufficient current cash receipts to match the amount of distributable net investment income the Fund must distribute to satisfy the Distribution Requirement. In some cases, the Fund may have to borrow money or dispose of other investments in order to make sufficient cash distributions to satisfy the Distribution Requirement.

      Although the Fund intends to distribute substantially all of its investment income taxable income and may distribute its capital gains for any taxable year, the Fund will be subject to federal income taxation to the extent any such income or gains are not distributed.


      The Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction. As of October 31, 2007, the Fund had $280,143 of capital loss carryforwards available to offset future realized gains. These capital loss carryforwards expire in 2015.


      If the Fund fails to qualify for any taxable year as a RIC, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. In this event, distributions generally will be eligible for the dividends-received deduction for corporate shareholders.

FUND DISTRIBUTIONS

      Distributions of investment company taxable income will be taxable to you as ordinary income, regardless of whether such distributions are paid to you in cash or you reinvest them in additional Shares, to the extent of the Fund's earnings and profits. The Fund anticipates that it will distribute substantially all of its investment company taxable income for each taxable year.

      The Fund may either retain or distribute to you its excess of net long-term capital gains over net short-term capital losses ("net capital gains"). If such gains are distributed as a capital gain distribution, they are taxable to you (if you are an individual) at the long-term capital gains rate, regardless of the length of time you have held the Shares. If any such gains are retained, the Fund will pay federal income tax thereon. If the Fund elects to retain any such gains and you are a shareholder of record on the last day of the taxable year, the Fund may elect to have you treated as if you received a distribution of your pro rata share of such gain, with the result that you will
(1) be required to report your pro rata share of such gain on your tax return as long-term capital gain, (2) receive a refundable tax credit for your pro rata share of tax paid by the Fund on the gain, and (3) increase the tax basis for your shares by an amount equal to the deemed distribution less the tax credit.

      If the net asset value at the time you purchase Shares reflects undistributed investment company taxable income, realized capital gain or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to you in the manner described above, although such distributions economically constitute a return of capital to you.

      If you are a corporate shareholder, distributions (other than capital gain distributions) from a RIC generally qualify for the dividends-received deduction to the extent of the gross amount of qualifying dividends received by the Fund for the year. Generally, and subject to certain limitations, a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation.

      Ordinarily, you should include all dividends as income in the year of payment. However, dividends declared payable to you in October, November, or December of one year, but paid in January of the following year, will be deemed for tax purposes to have been received by you and paid by the Fund in the year in which the dividends were declared.

      Distributions by the Fund that do not constitute ordinary income dividends or capital gain distributions will be treated as return of capital to the extent of the shareholder's tax basis in his/her Shares. Any excess will be treated as a gain from the sale of those Shares. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year. If prior distributions made by the Fund must be re-characterized as non-taxable return of capital at the end of the fiscal year as a result of the effect of the Fund's investment policies, they will be identified as such in notices sent to shareholders.

      The Fund will provide a statement annually to you as to the federal tax status of distributions paid (or deemed to be paid) by the Fund during the year, including the amount of dividends eligible for the corporate dividends-received deduction.

      Investment income that may be received by the Fund from sources within foreign countries may be subject to foreign taxes withheld at the source. The U.S. has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of, or exemption from, taxes on such income. However, treaties between the U.S. and certain countries may not be available in some cases to reduce the otherwise applicable tax rates. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested in various countries is not known.

SALE, EXCHANGE OR REDEMPTION OF FUND SHARES

      The sale, exchange or redemption of Shares is a taxable event for you. Generally, any gain or loss on the sale, exchange or redemption of Shares will be a capital gain or loss that will be long-term if you have held your shares for more than twelve months and otherwise will be short-term. For individuals, long-term capital gains are currently taxed at the long-term capital gains rate and short-term capital gains are currently taxed at ordinary income tax rates. However, if you realize a loss on the sale, exchange or redemption of Shares held for six months or less and have previously received a capital gain distribution with respect to such Shares (or any undistributed net capital gains of the Fund with respect to such Shares are included in determining your long-term capital gains), you must treat the loss as a long-term capital loss to the extent of the amount of the prior capital gain distribution (or any undistributed net capital gains of the Fund that have been included in determining your long-term capital gains). In addition, any loss realized on a sale or other disposition of Shares will be disallowed to the extent you repurchase (or enter into a contract or option to repurchase) Shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the Shares). This loss disallowance rule will apply to Shares received through the reinvestment of dividends during the 61-day period.

      If you (1) incur a sales load in acquiring Shares, (2) dispose of such Shares less than 91 days after they are acquired and (3) subsequently acquire Shares of another fund at a reduced sales load pursuant to a right acquired in connection with the acquisition of the Shares disposed of, then the sales load on the Shares disposed of (to the extent of the reduction in the sales load on the Shares subsequently acquired) shall not be taken into account in determining gain or loss on such Shares but shall be treated as incurred on the acquisition of the subsequently acquired Shares.

      In certain cases, the Fund will be required to withhold and remit to the United States Treasury backup withholding taxes at an applicable rate on any distributions paid to you if you (1) have failed to provide a correct taxpayer identification number, (2) are subject to backup withholding by the Internal Revenue Service ("IRS"), or (3) have failed to certify to the Fund that you are not subject to backup withholding.

FEDERAL EXCISE TAX

      If the Fund fails to distribute in a calendar year at least 98% of its ordinary income for the year and 98% of its capital gain net income (the excess of short- and long-term capital gains over short- and long-term capital losses) for the one-year period ending October 31 of that year (and any retained amount from the prior calendar year), the Fund will be subject to a nondeductible 4% federal excise tax on the undistributed amounts. The Fund intends to make sufficient distributions to avoid imposition of this tax or to retain, at most, its net capital gains and pay tax thereon.

STATE AND LOCAL TAXES

      Depending upon state and local law, distributions by the Fund and the ownership of Shares may be subject to the state and local taxes. Rules of state and local taxation of dividend and capital gain distributions from regulated investment companies often differ from the rules for federal income taxation described above. You are urged to consult your tax advisor as to the consequences of these and other state and local tax rules affecting an investment in the Fund.

FOREIGN SHAREHOLDERS

      Under U.S. tax law, taxation of a shareholder who is a foreign person (to include, but not limited to, a nonresident alien individual, a foreign trust, a foreign estate, a foreign corporation, or a foreign partnership) primarily depends on whether the foreign person's income from the

Fund is effectively connected with the conduct of a U.S. trade or business. Typically, ordinary income dividends paid from a mutual fund are not considered "effectively connected" income.

      Ordinary income dividends that are paid by the Fund (and are deemed not "effectively connected income") to foreign persons will be subject to a U.S. tax withheld by the Fund at a rate of 30% provided the Fund obtains a properly completed and signed Certificate of Foreign Status. The tax rate may be reduced if the foreign person's country of residence has a tax treaty with the U.S. allowing for a reduced tax rate on ordinary income dividends paid by the Fund. Any tax withheld by the Fund is remitted by the Fund to the U.S. Treasury and all income and any tax withheld is identified in reports mailed to shareholders in March of each year with a copy sent to the IRS.

      If the ordinary income dividends from the Fund are effectively connected with the conduct of a U.S. trade or business, then the foreign person may claim an exemption from the U.S. tax described above provided the Fund obtains a properly completed and signed Certificate of Foreign Status. If the foreign person fails to provide a certification of his/her foreign status, the Fund will be required to withhold U.S. tax at a rate of 28% on ordinary income dividends, capital gains distributions and the proceeds of the redemption of shares, paid to any foreign person. Any tax withheld by the Fund is remitted by the Fund to the U.S. Treasury and all income and any tax withheld is identified in reports mailed to shareholders in March of each year with a copy sent to the IRS.

      The tax consequences to foreign persons entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisors or the IRS with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of the U.S. withholding taxes described above.

MANAGEMENT OF THE FUND

      The overall business and affairs of the Fund are managed by its Board of Directors. The Board approves all significant agreements between the Fund and persons or companies furnishing services to the Fund, including the Fund's agreements with its investment advisor, administrator, distributor, custodian and transfer agent. The Board and the executive officers are responsible for managing the Fund's affairs and for exercising the Fund's powers except those reserved for the shareholders and those assigned to the Advisor and other service providers. The day-to-day operations of the Fund are delegated to the Fund's executive officers, the Advisor, the Distributor and the Fund's administrator. Seventy-five percent of the Directors of the Fund have no affiliation with the Advisor, the Distributor or the Fund's administrator. Each Director and officer holds office until he resigns, is removed or a successor is elected and qualified.

DIRECTORS AND OFFICERS

      The following information is provided for each Director and executive officer of the Fund. The first section of the table lists information for each Director who is not an "interested person" of the Fund (as defined in the 1940
Act) (an "Independent Director"). Information for each non-Independent Director (an "Interested Director") follows. Unless otherwise indicated, the address of each Director and executive officer is 40 West 57th Street, 18th Floor, New York, New York 10019.


-------------------------------------------------------------------------------------------------------------------------------
                                                                                      NUMBER OF
                                                                                      FUNDS IN FUND
NAME,                                 LENGTH                                          COMPLEX
AGE AND           POSITION            OF TIME    PRINCIPAL OCCUPATION(S)              OVERSEEN BY     OTHER DIRECTORSHIPS
ADDRESS           WITH THE FUND       SERVED     DURING THE PAST FIVE YEARS           DIRECTOR        HELD BY DIRECTOR
-------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS:
-------------------------------------------------------------------------------------------------------------------------------
W. Murray         Director;           Since      President of WMJ Consulting, LLC           4         None
Jacques           Chairman of         2002       (real estate investment management
(age 71)          Compensation                   company) (1999 to present).
                  Committee; Member              Formerly, Principal of CM Coastal
                  of Audit and                   Development, LLC (real estate
                  Compliance                     development) (2002 to 2006).
                  Committee and                  Formerly, Chairman of Saint
                  Nominating                     David's School (2002 to 2004).
                  Committee
-------------------------------------------------------------------------------------------------------------------------------
Louis E. Levy     Director and        Since      Retired Partner, KPMG Peat Marwick         4         None
(age 75)          Chairman;           1994       (retired 1990). Formerly, a
                  Chairman of Audit              Director of Kimberly-Clark Corp.
                  and Compliance                 (personal consumer products)
                  Committee; Member              (retired 2004), Household
                  of Nominating                  International, Inc. (consumer
                  Committee and                  finance) (retired 2004), and
                  Compensation                   Scudder Group of Mutual Funds
                  Committee                      (retired 2005).
-------------------------------------------------------------------------------------------------------------------------------
Edward A.         Director;           Since      Certified Public Accountant and            4         Director of Reich &
Kuczmarski        Chairman of         2007       Partner of Hays & Company LLP                        Tang Funds; Director of
(age 58)          Nominating                     (accounting firm).                                   Pax World Money Market
                  Committee; Member                                                                   Fund, Inc.; Trustee of
                  of Audit and                                                                        Empire Builder Tax Free
                  Compliance                                                                          Bond Fund
                  Committee and
                  Compensation
                  Committee
-------------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR*
-------------------------------------------------------------------------------------------------------------------------------
R. Alan Medaugh   Director;           Since      President of International                 4         None
(age 64)          President (since    2007       Strategy & Investment, Inc.
                  1991)                          (registered investment advisor)
                                                 (1991 to present).  Director of
                                                 International Strategy &
                                                 Investment Group, Inc. (registered
                                                 broker-dealer) (1991 to present).
-------------------------------------------------------------------------------------------------------------------------------

* Mr. Medaugh is deemed to be an Interested Director, as defined in the 1940 Act, because he is President of the Advisor and a Director of the Distributor.

-------------------------------------------------------------------------------------------------------------------------------
OFFICERS:
-------------------------------------------------------------------------------------------------------------------------------

NAME,                         POSITION             LENGTH OF TIME
AGE AND ADDRESS               WITH THE FUND            SERVED        PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
-------------------------------------------------------------------------------------------------------------------------------
Nancy R. Lazar                  Vice President       Since 1997      Executive Vice President, Assistant Treasurer, and
(age 50)                                                             Secretary of International Strategy & Investment, Inc.
                                                                     (registered investment advisor) (1991 to present);
                                                                     Executive Vice President, Assistant Treasurer and
                                                                     Secretary of International Strategy & Investment Group,
                                                                     Inc. (registered broker-dealer) (1991 to present).
-------------------------------------------------------------------------------------------------------------------------------
Carrie L. Butler                Vice President       Since 1991      Managing Director of International Strategy &
(age 40)                                                             Investment, Inc. (registered investment advisor) (2000
                                                                     to present).
-------------------------------------------------------------------------------------------------------------------------------
Edward J. Veilleux              Vice President       Since 1992      President, EJV Financial Services, LLC (2002 to
(age 64)                                                             present); Officer of various investment companies for
5 Brook Farm Court                                                   which EJV Financial Services provides consulting and
Hunt Valley, MD  21030                                               compliance services; Formerly, a Trustee of Devcap Trust
                                                                     (registered investment company) (2000 to 2003).
-------------------------------------------------------------------------------------------------------------------------------
Stephen V. Killorin             Vice President     Vice President    Executive Managing Director and Chief Financial Officer
(age 54)                          and Chief          since 2002;     of International Strategy & Investment, Inc. (registered
                              Compliance Officer  Chief Compliance   investment advisor) (2000 to present); Executive
                                                    Officer since    Managing Director and Chief Financial Officer of
                                                        2004         International  Strategy & Investment Group, Inc.
                                                                     (registered broker-dealer) (2000 to present). Formerly,
                                                                     Treasurer and Chief Financial Officer of the Fund (until
                                                                     December 2007).
-------------------------------------------------------------------------------------------------------------------------------
Margaret M. Beeler              Vice President     Vice President    Managing Director of International Strategy &
(age 41)                        and Secretary        since 1996;     Investment, Inc. (registered investment advisor) (2004
                                                   Secretary since   to present).  Formerly, Associate Managing Director
                                                        2004         (2000 - 2004) of International Strategy & Investment,
                                                                     Inc.
-------------------------------------------------------------------------------------------------------------------------------
Heena Dhruv                     Assistant Vice       Since 2005      Managing Director of International Strategy &
(age 31)                          President                          Investment, Inc. (registered investment advisor) (2005
                                                                     to present). Associate Managing Director, International
                                                                     Strategy & Investment, Inc. (2003 to July 2005).
-------------------------------------------------------------------------------------------------------------------------------
Mark J. Seger                  Chief Financial       Since 2007      Managing Director of Ultimus Fund Solutions, LLC (mutual
(age 46)                          Officer &                          fund servicing agent) and Ultimus Fund Distributors, LLC
225 Pictoria Drive                Treasurer                          (mutual fund distributor) (1999 to present).  Officer of
Suite 450                                                            various investment companies for which Ultimus provides
Cincinnati, OH 45246                                                 mutual fund administrative services.
-------------------------------------------------------------------------------------------------------------------------------
Robert G. Dorsey                Assistant Vice       Since 2007      Managing Director of Ultimus Fund Solutions, LLC (mutual
(age 50)                          President                          fund servicing agent) and Ultimus Fund Distributors, LLC
225 Pictoria Drive                                                   (mutual fund distributor) (1999 to present).  Officer of
Suite 450                                                            various investment companies for which Ultimus provides
Cincinnati, OH 45246                                                 mutual fund administrative services.
-------------------------------------------------------------------------------------------------------------------------------
John F. Splain                    Assistant          Since 2007      Managing Director of Ultimus Fund Solutions, LLC (mutual
(age 51)                          Secretary                          fund servicing agent) and Ultimus Fund Distributors, LLC
225 Pictoria Drive                                                   (mutual fund distributor) (1999 to present).  Officer of
Suite 450                                                            various investment companies for which Ultimus provides
Cincinnati, OH 45246                                                 mutual fund administrative services.
-------------------------------------------------------------------------------------------------------------------------------

      Directors and executive officers of the Fund are also directors and executive officers of all of the other investment companies advised by International Strategy & Investment, Inc. ("ISI" or the "Advisor") or its affiliates. There are currently four funds in the ISI Family of Funds (the

"Fund Complex"). Each of the above named persons serves in the capacity noted above for each fund in the Fund Complex.

DIRECTOR OWNERSHIP IN THE FUND(S)

--------------------------------------------------------------------------------------------------------
                                DOLLAR RANGE OF BENEFICIAL    AGGREGATE DOLLAR RANGE OF OWNERSHIP AS OF
                                OWNERSHIP AS OF DECEMBER      DECEMBER 31, 2007 IN ALL FUNDS OVERSEEN BY
DIRECTOR                        31, 2007 IN THE FUND(1)(2)    DIRECTOR IN THE FUND COMPLEX(1)(2)
--------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS:
--------------------------------------------------------------------------------------------------------
W. Murray Jacques                           None                             $10,001 -$50,000
--------------------------------------------------------------------------------------------------------
Louis E. Levy                               None                             $50,001-$100,000
--------------------------------------------------------------------------------------------------------
Edward A. Kuczmarski                        None                             $10,001-$50,000
--------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR:
--------------------------------------------------------------------------------------------------------
R. Alan Medaugh                             None                             Over $100,000
--------------------------------------------------------------------------------------------------------

(1) Securities beneficially owned as defined under the Securities Exchange Act of 1934 include securities in which the Director has a direct or indirect pecuniary interest, with certain exceptions, and securities with respect to which the Director can exert voting power or has authority to sell.

(2)   The   dollar    ranges    are:    None,    $1-$10,000,    $10,001-$50,000,
      $50,001-$100,000, and over $100,000. The Fund Complex consists of the following: ISI Strategy Fund, Inc., North American Government Bond Fund, Inc., Managed Municipal Fund, Inc. and Total Return U.S. Treasury Fund, Inc.


OWNERSHIP OF SECURITIES OF THE ADVISOR AND RELATED COMPANIES

      As reported to the Fund, as of December 31, 2007 no Independent Director or any of his immediate family members owned beneficially or of record securities of the Advisor, the Distributor, or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Advisor or the Distributor.

COMPENSATION OF DIRECTORS AND OFFICERS

      Officers of the Fund receive no direct remuneration in such capacity from the Fund. Officers and Directors of the Fund who are officers or directors of the Advisor, the Distributor or the Fund's administrator may be considered to have received remuneration indirectly. As compensation for his services, each Independent Director receives an aggregate annual fee (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his attendance at Board and committee meetings) from each fund in the Fund Complex for which he serves as Director. Payment of such fees and expenses is allocated among all such funds in proportion to their relative net assets.

      The following table shows aggregate compensation payable to each of the Fund's Directors by the Fund and by the Fund Complex during the fiscal year ended October 31, 2007.

                               COMPENSATION TABLE

--------------------------------------------------------------------------------
                                                     TOTAL COMPENSATION FROM THE
                      AGGREGATE COMPENSATION FROM    FUND AND FUND COMPLEX PAID
DIRECTOR              THE FUND PAID TO DIRECTORS     TO DIRECTORS
--------------------------------------------------------------------------------
R. Alan Medaugh*              $     0                $ 0
--------------------------------------------------------------------------------
W. Murray Jacques             $ 5,492                $16,000 for service on 4
                                                     Boards in the Fund Complex
--------------------------------------------------------------------------------
Edward A. Kuczmarski          $ 4,101                $12,000 for service on 4
                                                     Boards in the Fund Complex
--------------------------------------------------------------------------------
Louis E. Levy                 $ 7,546                $22,000 for service on 4
                                                     Boards in the Fund Complex
--------------------------------------------------------------------------------

*     Director who is an "interested person" as defined in the 1940 Act.


INFORMATION CONCERNING COMMITTEES AND MEETINGS OF DIRECTORS

      The Board met four times during the fiscal year ended October 31, 2007 and each Director attended 100% of the meetings of the Board and meetings of the committees of the Board on which such Director served during his term.

      The Fund has an Audit and Compliance Committee ("Audit Committee") consisting of Messrs. Levy, Jacques and Kuczmarski. All of the members of the Audit Committee are "independent" as provided for in the applicable requirements of the 1940 Act. Mr. Levy serves as Chairman of the Audit Committee. During the fiscal year ended October 31, 2007, the Audit Committee met four times. In accordance with its written charter adopted by the Board, the Audit Committee assists the Board in fulfilling its responsibility for oversight of fund accounting, the Fund's system of control, the Fund's process for monitoring compliance with laws and regulations, and the quality and integrity of the financial reports and audits of the Fund. The Audit Committee is directly responsible for the appointment, compensation, and oversight of the work of any independent registered public accounting firm employed by the Fund (including resolution of disagreements between management and the accountants regarding financial reporting). The Audit Committee reviews and approves in advance any proposals by management of the Fund or the Advisor to the Fund that the Fund, the Advisor, or their affiliated persons employ the Fund's independent public accounting firm to render "permissible non-audit services," as that term is defined in the rules and regulations of the SEC, to the Fund and to consider whether such services are consistent with the independent accounting firm's independence.

      The Nominating Committee, which meets when necessary, consists of Messrs. Levy, Jacques and Kuczmarski. All of the members of the Nominating Committee are "independent" as provided for in the applicable requirements of the 1940 Act. The Nominating Committee is charged with the duty of making all nominations for Independent Directors to the Board. The Committee will not consider nominees received from security holders. The Committee met one time during the fiscal year ended October 31, 2007.

      The Compensation Committee, which meets when necessary, consists of Messrs. Levy, Jacques and Kuczmarski. All of the members of the Compensation Committee are "independent" as provided for in the applicable requirements of the 1940 Act. The Compensation Committee is responsible for reviewing the compensation paid to the Independent Directors for its appropriateness, and making recommendations to the full Board with respect to the compensation of the Directors. The Committee met one time during the fiscal year ended October 31, 2007.

CODE OF ETHICS

      The Board has adopted a Code of Ethics for the Fund pursuant to Rule 17j-1 under the 1940 Act. The Code permits access persons of the Fund to trade securities that may be purchased or held by the Fund for their own accounts, provided that the access persons comply with the Code's provisions and reporting requirements.

      The Advisor and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1. These Codes permit access persons of the Fund that are employees of the Advisor and Distributor to trade securities that may be purchased or held by the Fund for their own accounts, subject to compliance with reporting requirements. In addition, these Codes also provide for trading "blackout periods" that prohibit trading by access persons within periods of trading by the Fund in the same security, subject to certain exceptions. These Codes prohibit short-term trading profits and personal investment in initial public offerings. These Codes require prior approval with respect to purchases of securities in private placements.

      These Codes of Ethics are on public file with, and are available from, the SEC.

INVESTMENT ADVISORY AND OTHER SERVICES

INFORMATION CONCERNING INVESTMENT ADVISORY SERVICES

      ISI serves as the Fund's investment advisor pursuant to an Investment Advisory Agreement dated as of December 15, 1992 (the "Advisory Agreement").

      ISI is a registered investment advisor that was formed in January 1991. ISI is owned by Messrs. Edward S. Hyman, the Fund's Economic Advisor, R. Alan Medaugh, the Fund's President and Director and Nancy R. Lazar, one of the Fund's Vice Presidents. Due to their stock ownership, Messrs. Hyman and Medaugh and Ms. Lazar may be deemed controlling persons of ISI. The owners of ISI may directly or indirectly receive the benefits of the advisory fee paid to ISI. ISI and
International Strategy & Investment Group, Inc. ("ISI Group" or the "Distributor") are also the Advisor and Distributor, respectively, to Total Return U.S. Treasury Fund, Inc., Managed Municipal Fund, Inc. and ISI Strategy Fund, Inc., each an open-end investment company. These funds, along with the Fund, had approximately $427 million of net assets as of October 31, 2007.

      To supplement its investment analysis, the Advisor may, from time to time, subscribe to research services located in Canada and Mexico, which research services may include information about Canada or Mexico, respectively, such as: statistical and background information on the economy, information on political developments and general political stability forecasts and interpretation with respect to money markets, and performance information.

      Under the Advisory Agreement, ISI: (1) formulates and implements continuing programs for the purchase and sale of securities, (2) determines what securities (and in what proportion) shall be represented in the Fund's portfolio, (3) provides the Board with regular financial reports and analyses with respect to the Fund's portfolio investments and operations, and the operations of comparable investment companies, (4) obtains and evaluates economic, statistical and financial information pertinent to the Fund, and (5) takes, on behalf of the Fund, all actions which appear to the Advisor necessary to carry into effect its purchase and sale programs. Any investment program undertaken by ISI will at all times be subject to policies and control of the Fund's Board. ISI will not be liable to the Fund or its shareholders for any act or omission by ISI or any losses sustained by the Fund or its shareholders except in the case of willful misfeasance, bad faith, gross negligence, or reckless disregard of duty. The services of ISI to the Fund are not exclusive and ISI is free to render similar services to others.

      As compensation for its services, ISI is entitled to receive an annual fee from the Fund calculated daily and paid monthly at the annual rate of 0.40% of the Fund's average daily net assets. Advisory fees paid by the Fund to ISI under the Advisory Agreement for the last three fiscal years were as follows:


                               FISCAL YEARS ENDED
                                   OCTOBER 31,

                  2007                2006               2005
                  ----                ----               ----
                $599,920            $717,270           $829,823


      The Advisory Agreement continues in effect from year to year if such continuance is specifically approved at least annually by the Board, including a majority of the Independent Directors, at an in-person meeting called for such purpose, or by a vote of a majority of the outstanding Shares. The Fund or ISI may terminate the Advisory Agreement on 60 days' written notice without penalty. The Advisory Agreement will terminate automatically in the event of assignment (as defined in the 1940 Act).


      Under the terms of an Expense Limitation Agreement, between the Advisor and the Fund, the Advisor has agreed to waive its fees and reimburse expenses to the extent required to limit the total annual operating expenses of Class C Shares of the Fund to 1.85% of average daily net assets. This expense limitation will remain in effect until at least February 28, 2009.

INFORMATION CONCERNING ACCOUNTS MANAGED BY PORTFOLIO MANAGERS

      As of October 31, 2007, Messrs. Hyman and Medaugh acted as portfolio managers for three other registered investment companies with net assets totaling $278,015,234. No registered investment company pays ISI a performance based fee.

      Messrs. Hyman and Medaugh acted as portfolio managers for eleven other pooled investment vehicles with assets totaling $469,665,216 as of October 31, 2007. Of the eleven pooled investment vehicles, four pay ISI a performance based fee. As of October 31, 2007, these four pooled investment vehicles had assets totaling $184,205,431. As of October 31, 2007, Messrs. Hyman and Medaugh did not service any other accounts.

      Messrs. Hyman and Medaugh, together with one other person, own 100% of ISI. Messrs. Hyman and Medaugh receive an annual draw of ISI's profits plus a bonus paid out of ISI's net income. The bonus is based on each portfolio manager's ownership interest in ISI. Messrs. Hyman and Medaugh's overall compensation is therefore influenced by the value of assets of the Fund and the other funds in the Fund Complex.

      As of October 31, 2007, neither Mr. Hyman nor Mr. Medaugh owned Shares of the Fund.


      ISI does not believe that material conflicts of interest arise as result of a portfolio manager's servicing of multiple accounts for the following reasons: (1) the management approach of ISI involves processes that help mitigate the evolvement of conflicts of interest between accounts, (2) the maintenance by ISI of portfolio allocation and best execution procedures, (3) the maintenance by ISI of Codes of Ethics that establish standards and procedures for the detection and prevention of activities by which persons having knowledge of the investments and investment intentions of the Fund may abuse their fiduciary duties to the Fund; and (4) the nature of the management fee, performance based or not, has no bearing on how ISI manages a client account.

      If a material conflict of interest arises between the Fund and other accounts managed by a portfolio manager, ISI will proceed in a manner that ensures that the Fund will not be materially treated less favorably.


ADMINISTRATION AND FUND ACCOUNTING SERVICES

      Ultimus Fund Solutions, LLC ("Ultimus"), 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, is the administrator and fund accountant for the Fund pursuant to the terms of a Mutual Fund Services Agreement. As administrator, Ultimus supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services. Ultimus supervises the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the SEC and state securities commissions, and materials for meetings of the Board of Directors. As fund accountant, Ultimus calculates the net asset value per share of the Fund and provides information necessary to prepare the Fund's financial statements and tax returns. For the performance of these administrative and fund accounting services, the Fund Complex pays Ultimus a fee at the annual rate of 0.10% of the average value of its daily net assets up to $500 million, 0.075% of such assets from $500 million to $1 billion and 0.060% of such assets in excess of $1 billion, subject to a minimum fee of $500,000 per year.

      Prior to September 24, 2007, Citigroup Fund Services, LLC ("Citigroup"), Two Portland Square, Portland, Maine 04101, was the administrator, transfer agent and fund accountant of the Fund. Citigroup received a combined fee for administration, transfer agency and fund accounting services equal to 0.10% on the first $500 million of total Fund Complex assets and 0.04% on total Fund Complex assets over $500 million, subject to a monthly minimum charge.

      Administration and fund accounting fees paid by the Fund to Ultimus and/or Citigroup for the past three fiscal years were as follows:

                         FISCAL YEARS ENDED OCTOBER 31,
            2007                      2006                      2005
            ----                      ----                      ----
          $170,217                  $186,291                  $197,658

      The Mutual Fund Services Agreement is terminable without penalty by the Board or by Ultimus on 60 days' written notice. Under the Agreement, Ultimus is not liable for any act or omission in the performance of its duties to the Fund. The Agreement does not protect Ultimus from any liability by reason of willful misfeasance, bad faith, negligence or reckless disregard of its obligations and duties under the Agreement.


DISTRIBUTION OF FUND SHARES

DISTRIBUTION AGREEMENT AND RULE 12B-1 PLAN

      International Strategy & Investment Group, Inc. ("ISI Group" or the "Distributor") serves as distributor for the Shares pursuant to a Distribution Agreement effective April 1, 1997 ("Distribution Agreement"). The Distribution Agreement provides that ISI Group has the exclusive right to distribute the Shares, either directly or through other broker-dealers. ISI Group, a Delaware corporation, is a broker-dealer that was formed in 1991 and is an affiliate of ISI. The address of ISI Group is 40 West 57th Street, 18th Floor, New York, New York 10019. R. Alan Medaugh, Nancy R. Lazar and Stephen V. Killorin are affiliates of both the Fund and the Distributor.

      The Distribution Agreement provides that ISI Group, on behalf of the Fund, will: (i) solicit and receive orders for the purchase of Shares; (ii) accept or reject such orders on behalf of the Fund in accordance with the Fund's currently effective prospectus and transmit such orders as are accepted to the Fund's transfer agent as promptly as possible; (iii) receive requests for redemption and transmit such redemption requests to the Fund's transfer agent as promptly as possible; (iv) respond to inquiries from the Fund's shareholders concerning the status of their accounts with the Fund; (v) provide the Board, for its review, with quarterly reports required by Rule 12b-1; (vi) maintain such accounts, books and records as may be required by law or be deemed appropriate by the Board; and (vii) take all actions deemed necessary to carry into effect the distribution of the Shares.

      ISI Group continually distributes Shares but has not undertaken to sell any specific number of Shares. The Distribution Agreement further provides that, in connection with the distribution of Shares, ISI Group will be responsible for all promotional expenses. The services provided by ISI Group to the Fund are not exclusive, and ISI Group shall not be liable to the Fund or its shareholders for any act or omission by ISI Group or any losses sustained by the Fund or its shareholders except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

      The Distribution Agreement may be terminated at any time upon 60 days' written notice by the Fund, without penalty, by the vote of a majority of the Independent Directors or by a vote of a majority of the Fund's outstanding Shares (as defined under "Capital Shares") or upon 60 days' written notice by the Distributor and shall automatically terminate in the event of an assignment. The Distribution Agreement has an initial term of two years and will remain in effect from year to year provided that it is specifically approved (a) at least annually by the Board and (b) by the affirmative vote of a majority of the Independent Directors who have no direct or indirect financial interest in the Distribution Agreement. The votes must be cast in person at a meeting specifically called for such purpose. The Distribution Agreement was most recently approved by the Board, including a majority of the Independent Directors, on September 20, 2007.

      ISI Group has entered into Agency Distribution and Shareholder Servicing Agreements ("Agency Agreements") with Participating Dealers under which such broker-dealers have agreed to process investor purchase and redemption orders and respond to inquiries from shareholders concerning the status of their accounts and the operations of the Fund. Any Agency Agreement may be terminated in the same manner as the Distribution Agreement at any time and shall automatically terminate in the event of an assignment.

      In addition, the Fund may enter into Shareholder Servicing Agreements with certain financial institutions, such as certain banks, to act as Shareholder Servicing Agents, pursuant to which ISI Group will allocate a portion of its distribution fees as compensation for such financial institutions' ongoing shareholder services. The Fund may also enter into Shareholder Servicing Agreements pursuant to which the Distributor or the Advisor or their respective affiliates will provide compensation out of their own resources. Such financial institutions may impose separate fees in connection with these services.


      Dealers may charge their customers a processing or service fee in connection with the purchase or redemption of Shares. The amount and applicability of such a fee is determined and disclosed to its customers by each individual dealer. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the prospectus and this SAI. Your dealer will provide you with specific information about any processing or service fees you will be charged.

      The Distributor, the Advisor, or their affiliates may, from their own assets, make cash payments to some, but not all, Participating Dealers, Shareholder Servicing Agents or other financial intermediaries for shareholder services, as an incentive to sell shares of the Fund and/or promote retention of their customers' assets in the Fund. These payments, sometimes referred to as "revenue sharing," do not change the price paid by shareholders to purchase the Fund's Shares or the amount the Fund receives as proceeds from such sales. Revenue sharing payments may be made to Participating Dealers, Shareholder Servicing Agents and other financial intermediaries that provide services to the Fund or to shareholders of the Fund, including shareholder servicing, transaction processing, recordkeeping, sub-accounting and other administrative services to their customers in connection with investments in the Fund. Revenue sharing payments may also be made to Participating Dealers, Shareholder Servicing Agents or other financial intermediaries for inclusion of the Fund on preferred or recommended lists and for granting the Distributor or its affiliates, access to sales meetings, sales representatives and management representatives of the Participating Dealers, Shareholder Servicing Agents or other financial intermediaries. These fees may be in addition to any distribution, administrative or shareholder servicing fees or other fees or charges paid from the Fund's assets to these Participating Dealers, Shareholder Servicing Agents or other financial intermediaries or by shareholders directly.

      Pursuant to Rule 12b-1 under the 1940 Act, which provides that investment companies may pay distribution expenses, directly or indirectly, only pursuant to a plan adopted by the investment company's board of directors and approved by its shareholders, the Fund has adopted a Distribution and Shareholder Service Plan (the "Plan") for its Class A Shares and Class C Shares. Under the Plan, the Fund pays a fee to ISI Group for distribution and other shareholder servicing assistance as set forth in the related Distribution Agreement, and ISI Group is authorized to make payments out of its fees to Participating Dealers and to Shareholder Servicing Agents. The Plan will remain in effect from year to year if it is specifically approved (a) at least annually by the Board and (b) by the affirmative vote of a majority of the Independent Directors who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan, by votes cast in person at a meeting called for such purpose. The Plan was most recently approved by the Board, including a majority of the Independent Directors, on September 20, 2007.


      In approving the Plan, the Directors concluded, in the exercise of reasonable business judgment, that there was a reasonable likelihood that the Plan would benefit the Fund and its shareholders. The Plan is a core component of the ongoing distribution of the Shares. The Plan will be renewed only if the Directors make a similar determination in each subsequent year. The Plan may not be amended to increase materially the fee to be paid pursuant to the Plan without the approval of the shareholders of the Fund. The Plan may be terminated at any time, without penalty, by a vote of a majority of the Independent Directors or by a vote of a majority of the outstanding Class A or Class C Shares.

      During the continuance of the Plan, the Board will be provided for its review, at least quarterly, a written report concerning the payments made under the Plan to ISI Group pursuant to the Distribution Agreement, to Participating Dealers pursuant to any Agency Distribution Agreements and to Shareholder Servicing Agents pursuant to Shareholder Servicing Agreements. Such reports shall be made by the persons authorized to make such payments. In addition, during the continuance of the Plan, the selection and nomination of the Fund's Independent Directors shall be committed to the discretion of the Independent Directors.

      Under the Plan, amounts allocated to Participating Dealers and Shareholder Servicing Agents may not exceed amounts payable to ISI Group, as appropriate, with respect to Shares held by or on behalf of customers of such entities. Payments under the Plan are made as described above regardless of the Distributor's actual cost of providing distribution services and may be used to pay the Distributor's overhead expenses. If the cost of providing distribution services to the Fund in connection with the sale of the Class A Shares and Class C Shares is less than 0.40% and 1.00%, respectively, of such Shares' average daily net assets for any period, the unexpended portion of the distribution fee may be retained by the Distributor. The Plan does not provide for any charges to the Fund for excess amounts expended by the Distributor and, if the Plan is terminated in accordance with its terms, the obligation of the Fund to make payments to the Distributor pursuant to the Plan will cease and the Fund will not be required to make any payments past the date the Distribution Agreement terminates. In return for payments received pursuant to the Plan, the Distributor pays the distribution-related expenses of the Fund including one or more of the following: advertising expenses; printing and mailing of prospectuses to other than current shareholders; compensation to Participating Dealers and other sales personnel; and interest, carrying or other financing charges.

      As compensation for providing distribution and related administrative services as described above, the Fund will pay ISI Group, on a monthly basis, an annual fee, equal to up to 0.40% of the average daily net assets of the Class A Shares and up to 1.00% of the average daily net assets of the Class C Shares. The Distributor may allocate up to all of its fees to Participating Dealers and Shareholder Servicing Agents. Mr. Medaugh and Ms. Lazar, as a Director and officer of the Fund, respectively, and owners of the Distributor, have a direct financial interest in the Plan due to their ownership interests in the Distributor.


      During the fiscal year ended October 31, 2007, Class A Shares paid $537,109 in distribution and shareholder service expenses under the Plan. Payments were made as follows:

                ------------------------------------------------
                Payments to Distributor                 $  1,545
                ------------------------------------------------
                Payments to Participating Dealers
                     and Shareholder Servicing Agents    535,564
                ------------------------------------------------

      During the fiscal year ended October 31, 2007, Class C Shares paid $117,770 in distribution and shareholder service expenses under the Plan. All payments under the Plan were made to Participating Dealers and Shareholder Servicing Agents.


RECEIPT AND RETENTION OF SALES CHARGES

      The offering price of Class A Shares includes the relevant sales charge. The commission paid to the Distributor is the sales charge less the reallowance paid to Participating Dealers. Normally, reallowances are paid to Participating Dealers as indicated in the following table.

                                             SALES CHARGE AS A % OF
                                             ----------------------
AMOUNT OF PURCHASE                     OFFERING PRICE           REALLOWANCE
------------------                     --------------           -----------
Less than $100,000................          3.00%                  2.75%
$100,000 - $249,999...............          2.50%                  2.25%
$250,000 - $499,999...............          2.00%                  1.75%
$500,000 - $999,999...............          1.50%                  1.25%
$1,000,000 - $1,999,999...........          0.75%                  0.75%
$2,000,000 - $2,999,999...........          0.50%                  0.50%
$3,000,000 and over...............          None                   None

      With respect to Class C Shares, the Distributor pays a Participating Dealer a commission equal to 1.00% of the dollar amount invested at the time of purchase.

      For the past three fiscal years, the Distributor received the following commissions or sales charges in connection with the sale of Class A Shares, and from such commissions or sales charges, the Distributor retained the following amounts:


                               FISCAL YEARS ENDED
                               ------------------

                                   OCTOBER 31,
                                   -----------
              2007                     2006                    2005
              ----                     ----                    ----
       RECEIVED  RETAINED       RECEIVED  RETAINED      RECEIVED  RETAINED
       --------  --------       --------  --------      --------  --------
       $156,911  $15,051        $128,544  $12,702       $193,522  $18,158

      During the fiscal years ended October 31, 2007, 2006, and 2005, the Distributor paid $27,976, $30,165 and $33,848, respectively, in commissions to Participating Dealers in connection with the sale of Class C Shares. The Distributor retains the contingent deferred sales charge on redemptions of Class C Shares that are subject to a contingent deferred sales charge. During the fiscal year ended October 31, 2007, the Distributor collected $623 in contingent deferred sales charges on redemptions of Class C Shares.


EXPENSES BORNE BY THE FUND

      Except as described elsewhere, the Fund pays or causes to be paid all continuing expenses of the Fund, including, without limitation: investment advisory, administration and distribution fees; the charges and expenses of any registrar, any custodian or depository appointed by the Fund for the safekeeping of cash, portfolio securities and other property, and any transfer, dividend or accounting agent or agents appointed by the Fund; brokers' commissions, if any, chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party; all taxes, including securities issuance and transfer taxes, and corporate fees payable by the Fund to federal, state or other governmental agencies; the costs and expenses of engraving or printing of certificates representing Shares; all costs and expenses in connection with the maintenance of registration of the Fund and its Shares with the SEC and various states and other jurisdictions (including filing fees, legal fees and disbursements of counsel); the costs and expenses of printing, including typesetting and distributing prospectuses and SAIs of the Fund and supplements thereto to the shareholders; all expenses of shareholders' and Board of Directors' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of Independent Directors and independent members of any advisory board or committee; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in Shares or in cash; charges and expenses of any outside service used for pricing of the Shares; fees and expenses of legal counsel (including counsel to the Independent Directors), or independent auditors, in connection with any matter relating to the Fund; membership dues of industry associations; interest payable on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Directors) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Fund's operation unless otherwise explicitly assumed by ISI, ISI Group or Ultimus.

DISCLOSURE OF PORTFOLIO HOLDINGS

      Portfolio holdings of the Fund are disclosed to the public on a quarterly basis in filings with the SEC. Portfolio holdings as of the end of the Fund's annual and semi-annual fiscal periods are reported within 10 days of the mailing of the annual or semi-annual report (typically no later than 70 days after the end of each such period). Portfolio holdings as of the end of the first and third fiscal quarters are reported to the SEC within 60 days of the end of such period. You may request a copy of the Fund's latest semi-annual report to shareholders by contacting the transfer agent at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, or at (800) 882-8585. You may also obtain a copy of the Fund's latest Form N-Q by accessing the SEC's website at www.sec.gov.


      The Board has authorized disclosure of the Fund's nonpublic portfolio holdings information to certain persons who provide services on behalf of the Fund or to its service providers in advance of public release. The Advisor, Ultimus and the Fund's custodian have regular and continuous access to the Fund's portfolio holdings. In addition, the officers and the Distributor, as well as proxy voting services may have access to the Fund's nonpublic portfolio holdings information on an ongoing basis. Independent accountants receive nonpublic portfolio holding information at least annually and usually within seven days of the Fund's fiscal year end and may also have access to the Fund's nonpublic portfolio holdings information on an as needed basis. The Directors and legal counsel to the Fund and to the Independent Directors may receive information on an as needed basis. Mailing services (Bainbridge), financial printers (Financial Graphic Service) and typesetters (Chirp Type LLC) receive nonpublic portfolio holdings information no sooner than 30 days following the end of a quarter. The Board may authorize additional disclosure of the Fund's portfolio holdings.


      No compensation is paid by the Fund, nor to the Fund's knowledge, paid to the Advisor or any other person in connection with the disclosure of the Fund's portfolio holdings. The Codes of Ethics of the Fund, the Advisor, Ultimus and the Distributor (collectively, the "Codes") are intended to address potential conflicts of interest arising from the misuse of information concerning the Fund's public holdings. The Fund's service providers are subject to confidentiality provisions contained within their service agreements, professional codes, or other policies that address conflicts of interest arising from the misuse of this information.

      The Fund's portfolio holdings disclosure policy is periodically reviewed by the Board of Directors. In order to help ensure that this policy is in the best interests of Fund shareholders as determined by the Board, the Chief Compliance Officer will make an annual report to the Board. In addition, the Board will receive any interim reports that the Chief Compliance Officer may deem appropriate. Any conflict identified by the Fund resulting from the disclosure of nonpublic portfolio holdings information between the interests of shareholders and those of the Advisor, the Distributor or any of their affiliates will be reported to the Board for appropriate action.

BROKERAGE

      ISI is responsible for decisions to buy and sell securities for the Fund, selection of broker-dealers and negotiation of commission rates.

      Since purchases and sales of portfolio securities by the Fund are usually principal transactions, the Fund incurs little or no brokerage commissions. Portfolio securities are normally purchased directly from the issuer or from a market maker for the securities. The purchase price paid to broker-dealers serving  as  market  makers  usually  includes  a  mark-up  over  the bid to the broker-dealer based on the spread between the bid and asked price for the security. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter.

      ISI's primary consideration in effecting security transactions is to obtain, on an overall basis, the best net price and the most favorable execution of orders. To the extent that the execution and prices offered by more than one broker-dealer are comparable, ISI may, in its discretion, effect transactions with broker-dealers that furnish statistical or other research information or services that ISI deems to be beneficial to the Fund's investment program.
Research services may include the following: statistical and background information on the U.S., Canadian and Mexican economy, industry groups and individual companies; forecasts and interpretations with respect to the U.S., Canadian and Mexican money markets; information on federal, state, local and political developments in the United States, Canada and Mexico; portfolio management strategies; performance information on securities, indices and investment accounts; information concerning prices of securities; the providing of equipment used to communicate research information; and the providing of access to consultants who supply research information. Certain research services furnished by broker-dealers may be useful to ISI with clients other than the Fund. Similarly, any research services received by ISI through placement of portfolio transactions of other clients may be of value to ISI in fulfilling its obligations to the Fund.

      No specific value can be determined for research and statistical services furnished without cost to ISI by a broker-dealer. ISI is of the opinion that because the material must be analyzed and reviewed by its staff, its receipt does not tend to reduce expenses, but may be beneficial in supplementing ISI's research and analysis. Therefore, it may tend to benefit the Fund by improving the quality of ISI's investment advice.

      The Fund paid no brokerage commissions during the past three fiscal years.

      The following table lists the regular brokers and dealers of the Fund whose securities (or the securities of the parent company) were acquired during the past fiscal year and the value of the aggregate holdings of those securities as of the end of the Fund's most recent fiscal year.


--------------------------------------------------------------------------------
REGULAR BROKER DEALER           TYPE OF SECURITY              VALUE HELD
--------------------------------------------------------------------------------
JP Morgan Chase LLP             Repurchase Agreement          $1,011,000
--------------------------------------------------------------------------------

CAPITAL SHARES

      Under the Fund's Articles of Incorporation, the Fund may issue Shares of its capital stock with a par value of $.001 per Share. The Fund's Articles of Incorporation provide for the establishment of separate series and separate classes of shares by the Directors at any time without shareholder approval. The Fund currently has one Series and two classes of Shares. All shares of the Fund regardless of class have equal rights with respect to voting, except that with respect to any matter affecting the rights of the holders of a particular series or class, the holders of each series will vote separately. Any such series will be a separately managed portfolio and shareholders of each series will have an undivided interest in the net assets of that series. For tax purposes, each series will be treated as a separate entity. Generally, each class of shares issued by a particular series will be identical to every other class, and expenses of the Fund (other than 12b-1 fees and any applicable service fees) are prorated among all classes of a series based upon the relative net assets of each class. Any matters affecting any class exclusively will be voted on by the holders of such class.

      Shareholders of the Fund do not have cumulative voting rights, and, therefore, the holders of more than 50% of the outstanding Shares voting together for election of Directors may elect all the members of the Board. In such event, the remaining holders cannot elect any members of the Board.

      The Fund's By-laws provide that any Director of the Fund may be removed by the shareholders by a vote of a majority of the votes entitled to be cast for the election of Directors. A meeting to consider the removal of any Director or Directors of the Fund will be called by the Secretary of the Fund upon the written request of the holders of at least one-tenth of the outstanding Shares of the Fund entitled to vote at such meeting.

      There are no preemptive or conversion rights applicable to any of the Shares. The Fund's issued and outstanding Shares are fully paid and non-assessable. In the event of liquidation or dissolution of the Fund, each Share is entitled to its portion of the Fund's assets (or the assets allocated to a separate series of shares if there is more than one series) after all debts and expenses have been paid.

      As used in this SAI, the term "majority of the outstanding Shares" means the vote of the lesser of (i) 67% or more of the Shares present at a meeting, if the holders of more than 50% of the outstanding Shares are present or represented by proxy, or (ii) more than 50% of the outstanding Shares.

SEMI-ANNUAL REPORTS AND ANNUAL REPORTS

      The Fund furnishes shareholders with semi-annual reports and annual reports containing information about the Fund and its operations, including a list of investments held in the Fund's portfolio and financial statements. The annual financial statements are audited by the Fund's independent registered public accounting firm.

CUSTODIAN, TRANSFER AGENT AND COMPLIANCE SERVICES

      The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois 60675 ("Northern Trust") is custodian of the Fund's investments. As custodian, Northern Trust safeguards and controls the Fund's cash and securities, determines income and collects interest on Fund investments.

      Ultimus Fund Solutions, LLC is the Fund's transfer agent and distribution paying agent. Ultimus maintains an account for each shareholder of record of the Fund and is responsible for processing purchase and redemption requests and paying distributions to shareholders of record. Ultimus is registered as a transfer agent with the SEC.

      EJV Financial Services, LLC provides certain compliance support services to the Fund's Chief Compliance Officer. Edward J. Veilleux, Vice President of the Fund, is also a principal of EJV Financial Services, LLC. During the fiscal year ended October 31, 2007, the Fund paid $10,961 in compliance consulting fees to EJV Financial Services, LLC.


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      The annual financial statements of the Fund are audited by its independent registered public accounting firm, Briggs, Bunting & Dougherty, LLP, located at Two Penn Center, Suite 820, Philadelphia, Pennsylvania 19102.

LEGAL MATTERS

      Kramer Levin Naftalis & Frankel LLP, 1177 Avenue of the Americas, New York, New York 10036, serves as counsel to the Fund.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


      To Fund management's knowledge, as of February 5, 2008, the following shareholder(s) owned beneficially or of record 5% or more of the total outstanding Shares of the Fund's Class A Shares. To Fund management's knowledge, no shareholder owned beneficially or of record 5% or more of the total outstanding Shares of the Fund's Class C Shares.

       -------------------------------------------------------------------
                                                         PERCENTAGE OF
       SHAREHOLDER                                    CLASS A SHARES OWNED
       -------------------------------------------------------------------
       Merrill Lynch Pierce Fenner & Smith                   8.26%
       Mutual Fund Operations
       4800 Deer Lake Drive
       Jacksonville, FL 32246
       -------------------------------------------------------------------

      In addition, to Fund management's knowledge, as of February 5, 2008, the Directors and officers as a group owned less than 1% of the Fund's total outstanding Shares.

PORTFOLIO TURNOVER

      The Fund's annual portfolio turnover rate (the lesser of the value of the purchases or sales for the year divided by the average monthly market value of the portfolio during the year, excluding securities with maturities of one year or less) may vary from year to year, as well as within a year, depending on market conditions.

      The following table reflects the Fund's portfolio turnover rates during the past three fiscal years:

                               FISCAL YEARS ENDED
                                   OCTOBER 31,
                   2007                2006                 2005
                   ----                ----                 ----
                   49%                  53%                  66%

FINANCIAL STATEMENTS

      The financial statements for the Fund for the fiscal year ended October 31, 2007 are incorporated herein by reference to the Fund's Annual Report dated October 31, 2007.

                                   APPENDIX A

                        BOND AND COMMERCIAL PAPER RATINGS

STANDARD & POOR'S BOND RATINGS

      A Standard & Poor's corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation.

      Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and principal is extremely strong.

      Debt rated "AA" has a very strong capacity to pay interest and principal and differs from the highest rated issues only in small degree.

      Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

      Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions, or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

      Debt rated "BB", has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

      Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

      Debt rated "CCC" has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

      The rating "CC" typically is applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating. The rating "C" typically is applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating.

      The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued. The rating "CI" is reserved for income bonds on which no interest is being paid.

      Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

      The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

MOODY'S BOND RATINGS

      Bonds which are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than Aaa securities.

      Bonds rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

      Bonds rated Baa are considered as medium grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

      Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

      Bonds rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

      Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

      Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa to B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks at the lower end of its generic rating category.

STANDARD & POOR'S COMMERCIAL PAPER RATINGS

      A is the highest commercial paper rating category utilized by Standard & Poor's, which uses the numbers 1, 2 and 3 to indicate relative degree of safety.

      The designation A-1+ indicates there is an "overwhelming degree" of safety with regard to the capacity for timely payment.

      The designation A-1 indicates that the degree of safety regarding timely payment is strong.

      The designation A-2 indicates the capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

      Issues carrying the A-3 designation have an adequate capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

      Issues rated "B" are regarded as having only speculative capacity for timely payment.

      The rating "C" is assigned to short-term debt obligations with a doubtful capacity for repayment.

      An issue rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

MOODY'S COMMERCIAL PAPER RATINGS

      Issuers rated PRIME-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. PRIME-1 repayment ability will often be evidenced by many of the following characteristics:

      -     Leading market positions in well-established industries.

      -     High rates of return on funds employed.

      - Conservative capitalization structures with moderate reliance on debt and ample asset protection.

      - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

      - Well established access to a range of financial markets and assured sources of alternate liquidity.

      Issuers rated PRIME-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

      Issuers rated PRIME-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

      Issuers rated NOT PRIME do not fall within any of the Prime rating categories.

                                     PART C
                                OTHER INFORMATION

ITEM 23.    EXHIBITS

(a)(1) Articles of Incorporation-- Incorporated by reference to Exhibit 1(a) to Post-Effective Amendment No. 3 to Registrant's Registration Statement on Form N-1A (File No. 33-53598), filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-95-000311) on July 26, 1995

(a)(2) Articles of Amendment-- Incorporated by reference to Exhibit 1(b) to Post-Effective Amendment No. 3 to Registrant's Registration Statement on Form N-1A filed with the Securities and Exchange Commission via EDGAR (Accession No. 950116-95-000311) on July 26, 1995

(a)(3) Articles Supplementary to Articles of Incorporation dated December 27, 1993-- Incorporated by reference to Exhibit (1)(c) to Post-Effective Amendment No. 3 to Registrant's Registration Statement, filed via EDGAR (Accession No. 950116-95-000311) on July 26, 1995

(a)(4) Articles Supplementary to Articles of Incorporation dated July 21, 2001-- Incorporated by reference to Exhibit 99-(a)(4) to Post-Effective Amendment No. 11 to Registrant's Registration Statement, filed via EDGAR (Accession No. 950116-01-500560) on July 27, 2001

(a)(5) Articles Supplementary to Articles of Incorporation dated April 5, 2002-- Incorporated by reference to Post-Effective Amendment No. 13 to Registrant's Registration Statement, filed via EDGAR (Accession No. 0001004402-03-000163) on February 28, 2003

(b) By-Laws, as amended through December 18, 2002-- Incorporated by reference to Exhibit (b) to Post Effective Amendment No. 13 to Registrant's Registration Statement filed via EDGAR (Accession No. 0001004402-03-000163) on February 28, 2003

(c) Instruments Defining Rights of Securities Holders-- Incorporated by reference to Articles of Incorporation and Bylaws of Registrant, previously filed via EDGAR

(d)(1) Investment Advisory Agreement between Registrant and International Strategy & Investment Inc.-- Incorporated by reference to Exhibit 5 to Post-Effective Amendment No. 3 to Registrant's Registration Statement, filed via EDGAR (Accession No. 950116-95-000311) on July 26, 1995

(d)(2) Expense Limitation Agreement between Registrant and International Strategy & Investment Inc.-- Filed herewith as Exhibit (d)(2)


(e)(1) Distribution Agreement between Registrant and International Strategy & Investment Group Inc.-- Incorporated by reference to Exhibit
            (e)(1) of Post-Effective Amendment No. 19 to Registrant's Registration Statement, filed via EDGAR (Accession No. 0001275125-06-000084) on February 28, 2006


(e)(2) Form of Agency Distribution and Shareholder Servicing Agreement-- Filed herewith as Exhibit (e)(2)


(f)         Bonus or Profit Sharing Contracts-- None

(g) Custody Agreement between Registrant and The Northern Trust Company-- Incorporated by reference to Exhibit (g) to Post-Effective Amendment No. 19 to Registrant's Registration Statement, filed via EDGAR (Accession No. 0001275125-06-000084) on February 28, 2006


(h) Mutual Fund Services Agreement between Registrant and Ultimus Fund Solutions, LLC-- Filed herewith as Exhibit (h)


(i)(1) Opinion of Counsel-- Incorporated by reference to Exhibit (i) to Post-Effective Amendment No. 8 to Registrant's Registration Statement, filed via EDGAR (Accession No. 950116-99-00124) on June 6, 1999

(i)(2)      Consent of Counsel-- Filed herewith as Exhibit (i)(2)

(j) Consent of Independent Registered Public Accounting Firm-- Filed herewith as Exhibit (j)

(k)         Omitted Financial Statements-- None

(l)         Subscription   Agreements  re:  initial  capital--  Incorporated  by
            reference to Exhibit 13 of Post-Effective Amendment No. 3 to Registrant's Registration Statement, filed via EDGAR (Accession No. 950116-95-000311) on July 26, 1995

(m) Distribution and Shareholder Service Plan-- Incorporated by reference to Exhibit (m) to Post Effective Amendment No. 19 to Registrant's Registration Statement, filed via EDGAR (Accession No. 0001275125-06-000084) on February 28, 2006

(n) Form of MultiClass Rule 18f-3 Plan-- Incorporated by reference to Exhibit (n) to Post-Effective Amendment No. 14 filed via EDGAR (Accession No.) on March 17, 2003

(o)         Reserved

(p)(1)      Registrant's  Code of Ethics--  Incorporated by reference to Exhibit
            (p)(1) to Post-Effective Amendment No. 17 to Registrant's Registration Statement, filed via EDGAR (Accession No. 0001275125-04-000456) on December 30, 2004


(p)(2) International Strategy & Investment, Inc.'s Code of Ethics-- Filed herewith as Exhibit (p)(2)

(p)(3) International Strategy & Investment Group, Inc.'s Code of Ethics-- Filed herewith as Exhibit (p)(3)

(Other Exhibits) Powers of Attorney for Directors of the Registrant-- Filed
                 herewith


ITEM 24.    PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

ISI Strategy Fund, Inc., Managed Municipal Fund, Inc. and Total Return U.S. Treasury Fund, Inc. may be deemed to be under the common control with the Registrant as they share the same investment advisor, International Strategy & Investment, Inc., a Maryland corporation.

ITEM 25.    INDEMNIFICATION

Sections  1,  2,  3  and  4  of  Article  VIII  of   Registrant's   Articles  of
Incorporation, incorporated herein by reference to Exhibit (a)(1) to this Registration Statement provide as follows:

Section 1. To the fullest extent that limitations on the liability of directors and officers are permitted by the Maryland General Corporation Law, no director or officer of the Corporation shall have any liability to the Corporation or its stockholders for damages. This limitation on liability applies to events occurring at the time a person serves as a director or officer of the Corporation whether or not such person is a director or officer at the time of any proceeding in which liability is asserted.

Section 2. The Corporation shall indemnify and advance expenses to its currently acting and its former directors to the fullest extent that indemnification of directors is permitted by the Maryland General Corporation Law. The Corporation shall indemnify and advance expenses to its officers to the same extent as its directors and to such further extent as is consistent with law. The Board of Directors of the Corporation may make further provision for indemnification of directors, officers, employees and agents in the By-Laws of the Corporation or by resolution or agreement to the fullest extent permitted by the Maryland General Corporation law.

Section 3. No provision of this Article VIII shall be effective to protect or purport to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Section 4. References to the Maryland General Corporation Law in this Article VIII are to such law as from time to time amended. No further amendment to the Charter of the Corporation shall decrease, but may expand, any right of any person under this Article VIII based on any event, omission or proceeding prior to such amendment.

Sections 1, 2, 3, 4 and 5 of Article XIII of Registrant's By-Laws, included as Exhibit (b) to this Registration Statement and incorporated herein by reference, provide as follows:

Section 1. Indemnification. The Corporation shall indemnify its Directors to the fullest extent that indemnification of Directors is permitted by the Maryland
General Corporation Law. The Corporation shall indemnify its officers to the same extent as its Directors and to such further extent as is consistent with law. The Corporation shall indemnify its Directors and officers who while serving as Directors or officers also serve at the request of the Corporation as a Director, officer, partner, trustee, employee, agent or fiduciary of another corporation, partnership, joint venture, trust, other enterprise or employee benefit plan to the fullest extent consistent with law. This Article XIII shall not protect any such person against any liability to the Corporation or any shareholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Section 2. Advances. Any current or former Director or officer of the Corporation claiming indemnification within the scope of this Article XIII shall be entitled to advances from the Corporation for payment of the reasonable expenses incurred by him in connection with proceedings to which he is a party in the manner and to the full extent permissible under the Maryland General Corporation Law, the Securities Act of 1933 (the "1933 Act") and the 1940 Act, as such statutes are now or hereafter in force.

Section 3. Procedure. On the request of any current or former Director or officer requesting indemnification or an advance under this Article XIII, the Board of Directors shall determine, or cause to be determined, in a manner consistent with the Maryland General Corporation Law, the 1933 Act and the 1940 Act, as such statutes are now or hereafter in force, whether the standards required by this Article XIII have been met.

Section 4. Other Rights. The indemnification provided by this Article XIII shall not be deemed exclusive of any other right, in respect of indemnification or otherwise, to which those seeking such indemnification may be entitled under any insurance or other agreement, vote of shareholders or disinterested Directors or otherwise, both as to action by a Director or officer of the Corporation in his official capacity and as to action by such person in another capacity while holding such office or position, and shall continue as to a person who has ceased to be a Director or officer and shall inure to the benefit of the heirs, executors and administrators of such a person.

Section 5. Maryland Law. References to the Maryland General Corporation Law in this Article XIII are to such law as from time to time amended.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event of a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person in connection with the securities being registered) the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue. In the absence of a determination by a court of competent jurisdiction, the determinations that indemnification against such liabilities is proper, and advances can be made, are made by a majority of a quorum of the disinterested directors of the Registrant, or an independent legal counsel in a written opinion, based on review of readily available facts.

ITEM 26.    BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISOR

The following chart reflects the directors and officers of International Strategy & Investment Inc. ("ISI"), the Registrant's investment advisor, including their business connections during the past two fiscal years, which are of a substantial nature. The address of ISI is 40 West 57th Street, 18th Floor, New York, New York 10019 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.


------------------------------------------------------------------------------------------------------------------
NAME                      ISI TITLE                             OTHER BUSINESS
                                                                CONNECTION
------------------------------------------------------------------------------------------------------------------
Edward S. Hyman, Jr.      Chairman, Treasurer and               Chairman/President/Treasurer/ Assistant
                          Assistant Secretary                   Secretary of International Strategy & Investment
                                                                Group, Inc.
------------------------------------------------------------------------------------------------------------------
R. Alan Medaugh           President                             Director of International Strategy & Investment
                                                                Group, Inc.
------------------------------------------------------------------------------------------------------------------
Nancy Lazar               Executive Vice President, Secretary   Executive Vice President, Secretary, and
                          and Assistant Treasurer               Assistant Treasurer of International Strategy &
                                                                Investment Group, Inc.
------------------------------------------------------------------------------------------------------------------
James E. Moltz            Vice Chairman                         None
------------------------------------------------------------------------------------------------------------------
Stephen V. Killorin       Executive Managing Director, Chief    Executive Managing Director/Chief Financial
                          Financial Officer and Chief           Officer of International Strategy & Investment
                          Compliance Officer                    Group, Inc.
------------------------------------------------------------------------------------------------------------------

ITEM 27.    PRINCIPAL UNDERWRITERS

International Strategy & Investment Group Inc. acts as distributor for Total Return U.S. Treasury Fund, Inc., Managed Municipal Fund, Inc. and ISI Strategy Fund, Inc., other registered investment companies.

The following directors and officers of the Registrant serve as directors and officers of the Fund's principal underwriter.

------------------------------------------------------------------------------------------
NAME AND PRINCIPAL       POSITION WITH                          POSITION WITH
BUSINESS ADDRESS         UNDERWRITER                            REGISTRANT
------------------------------------------------------------------------------------------
Edward S. Hyman          Chairman/President/Treasurer           Senior Economic Advisor
------------------------------------------------------------------------------------------
R. Alan Medaugh          Director                               President & Director
------------------------------------------------------------------------------------------
Nancy R. Lazar           Executive Vice President/              Vice President
                         Secretary/Assistant Treasurer
------------------------------------------------------------------------------------------
Steven V. Killorin       Executive Managing Director/Chief      Vice President and Chief
                         Financial Officer/Chief Compliance     Compliance Officer
                         Officer
------------------------------------------------------------------------------------------
James V. Duffy           Managing Director                      None
------------------------------------------------------------------------------------------


The address of each of the individuals in the table above is 40 West 57th Street, 18th Floor New York, New York 10019

(c) Not applicable.

ITEM 28.    LOCATION OF ACCOUNTS AND RECORDS


International Strategy & Investment Inc., 40 West 57th Street, 18th Floor, New York, New York 10019, maintains physical possession of each such account, book or other document of the Registrant, except for those maintained by the Registrant's custodian, The Northern Trust Company, 50 LaSalle Street, Chicago, Illinois 60675, or by the Registrant's administrator, transfer agent, dividend disbursing agent and accounting services provider, Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246 ("Ultimus").

In particular, with respect to the records required by Rule 31a-1(b)(1), ISI and Ultimus each maintain physical possession of all journals containing itemized daily records of all purchases and sales of securities, including sales and redemptions of Registrant's shares, and Northern Trust Company maintains physical possession of all receipts and deliveries of securities (including certificate numbers if such detail is not recorded by the custodian or transfer agent), all receipts and disbursements of cash, and all other debts and credits.


ITEM 29.    MANAGEMENT SERVICES

None.

ITEM 30.    UNDERTAKINGS

Not applicable.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this amendment to its registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Cincinnati, State of Ohio, on February 28, 2008.

                                      NORTH AMERICAN GOVERNMENT BOND FUND, INC.

                                      By: * /s/ John F. Splain
                                          -------------------------
                                          R. Alan Medaugh,
                                          President

Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed below by the following persons in the capacities on the date(s) indicated:

*/s/ John F. Splain                       February 28, 2008
----------------------------              --------------------------
R. Alan Medaugh                           Date
President and Director

*/s/ John F. Splain                       February 28, 2008
----------------------------              --------------------------
Louis E. Levy                             Date
Chairman and Director

*/s/ John F. Splain                       February 28, 2008
----------------------------              --------------------------
W. Murray Jacques                         Date
Director

*/s/ John F. Splain                       February 28, 2008
----------------------------              --------------------------
Edward A. Kuczmarski                      Date
Director

/s/ Mark J. Seger                         February 28, 2008
----------------------------              --------------------------
Mark J. Seger                             Date
Chief Financial Officer/Treasurer

By: /s/ John F. Splain
    --------------------------------------
    John F. Splain
    Attorney-In-Fact*

------------
* By Power of Attorney

                                INDEX TO EXHIBITS

Item 23(d)(2)   Expense Limitation Agreement

Item 23(e)(2)   Form of Agency Distribution and Shareholder Servicing Agreement

Item 23(h)      Mutual Fund Services Agreement

Item 23(i)(2)   Consent of Counsel

Item 23(j)      Consent of Independent Registered Public Accounting Firm

Item 23(p)(2)   Code of Ethics of International Strategy & Investment, Inc.

Item 23(p)(3)   Code of  Ethics of  International Strategy  & Investment  Group,
                Inc.

(Other)         Powers of Attorney for Directors of the Registrant